UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-835-4531

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

Item 1.	Reports to Stockholders.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2012 (Unaudited)

New Covenant Growth Fund

I. Objective

The New Covenant Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”), which was appointed as the Fund’s adviser on February 20, 2012. The Fund utilized the following sub-advisers as of June 30, 2012: Baillie Gifford Overseas Limited, Sustainable Growth Advisers LP, Parametric Portfolio Associates, Tocqueville Asset Management L.P., WestEnd Advisors LLC and Waddell & Reed Investment Management. For the year ended June 30, 2012, Parametric Portfolio Associates, Tocqueville Asset Management L.P., WestEnd Advisors LLC and Waddell & Reed Investment Management were added to the Fund. Sound Shore Management, TimesSquare Capital Management and Brockhouse Cooper Asset Management were removed from the Fund.

III. Return vs. Benchmark

For the year ended June 30, 2012, the Fund returned (0.15)% while its blended benchmark of 80% S&P 500 Index and 20% MSCI All Country World ex-U.S. Index advanced 1.30%. Defensive sectors, including Consumer Staples, Utilities, Health Care and Telecommunications, were the best performers, along with Information Technology. Cyclically sensitive sectors such as Energy and Materials fared the worst.

IV. Market Commentary

The overriding theme in the markets was the European sovereign debt crisis — how it would affect weaker nations in the periphery such as Greece and Portugal, and what it meant for the future of the euro and the global financial system. Within the U.S., a political stalemate in late summer 2011 regarding the raising of the government’s debt ceiling roiled the markets, as the potential for a default on U.S. government obligations nearly became a reality. Markets sold off sharply and correlations among stocks (the extent to which individual stocks move together) spiked to levels not seen since the Great Depression, an indication that company-specific fundamentals were no longer driving returns. Volatility plagued the market in the weeks following, and in the midst of these events, Standard & Poor’s downgraded the credit rating on U.S. debt for the first time in history. Within Europe, the financial strength of core nations such as Germany and France came into question, as it was feared they would ultimately have to step in and finance the debts of their weaker neighbors. The aversion of a crisis in the U.S. sent the market higher through October, but the rally lost momentum in November as Italy began to show signs of weakness with their borrowing costs rising to the highest level since the adoption of the single currency. Domestically, the Congressional “super committee” failed to come to an agreement on a deficit reduction plan and this also weighed on the market. The situation in Europe began to stabilize somewhat toward the end of 2011 as the European Central Bank began offering low interest rate loans to banks, providing badly needed liquidity. Though there were releases of improved economic data through the rest of 2011, fears persisted regarding the global economic outlook. Entering 2012, eurozone debt fears waned temporarily and economic data remained encouraging, with especially strong results in January and February, both domestically and abroad. Despite this, spreads on European sovereign debt remained elevated. On the international front, fears relating to possible development of nuclear weapons by Iran and the nationalization of a major oil company by the Argentine government shook the Energy sector early in 2012. The lack of a durable resolution to the debt crisis in Europe, exacerbated by fears of contagion to Portugal and possibly even Spain or Italy, dragged down equity markets near the end of the period. Economic data became more of a mixed bag toward the middle of the year, reinforcing fears of a hard landing in China and other emerging market economies, recession in Europe and the potential for a double-dip recession in the U.S.

V. Fund Attribution

Underperformance during this period was the result of both sector allocation and stock selection decisions. Subpar stock picks within the Consumer Discretionary and Energy sectors were the primary drivers of underperformance, along with an underweight to Utilities. An overweight to Materials and an underweight to Telecommunications also detracted, as market participants shed risk in search of safety. Conversely, strong security selection within Financials and Materials, along with an underweight to the Financials sector, benefitted the Fund. From a regional perspective, underperformance was almost exclusively driven by North America while Europe ex-UK and Asia ex-Japan were positive contributors. From a market-cap perspective, mid and mega-cap names detracted from relative performance while large caps were supportive.

New Covenant Growth Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Growth Fund	(0.15)%	13.29%	(1.81)%	4.24%	4.78%
S&P 500 Index	5.45%	16.40%	0.22%	5.33%	1.74%
Blended 80% S&P 500 Index/20% MSCI All Country World ex-U.S. Index	1.30%	14.61%	(0.59)%	5.77%	2.22%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, versus the S&P 500 Index and Blended S&P 500 Index/MSCI All Country World ex-U.S. Index.

[1]

For the years ended June 30, 2012. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 80/20 Blended Benchmark, which consists of the S&P 500 Index and the MSCI All Country World ex-U.S. Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2012	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2012 (Unaudited)

New Covenant Income Fund

I. Objective

The New Covenant Income Fund (the “Fund”) seeks to provide a high level of current income with preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”), which was appointed as the Fund’s adviser on February 20, 2012. The Fund utilized the following sub-advisers as of June 30, 2012: Western Asset Management and J.P. Morgan Asset Management. For the year ended June 30, 2012, Earnest Partners and Baird Advisors were removed from the Fund.

III. Return vs. Benchmark

For the year ended June 30, 2012, the Fund returned 5.45% while its benchmark of the Barclays Capital Intermediate U.S. Aggregate Bond Index advanced 5.28%.

IV. Market Commentary

For the fiscal year ended June 30, 2012, the non-Treasury sectors of U.S. fixed income experienced considerable volatility. With the dual sovereign debt challenges looming on both sides of the Atlantic, along with the fear of U.S. entering another economic recession, credit markets sold off and volatility picked up dramatically during the first half of the year. On August 2, 2011 the U.S. Congress raised the debt ceiling by $2.1 trillion, alleviating the imminent risk of a Treasury default. However, S&P subsequently downgraded U.S. Treasurys to AA+. In mid-September, the Federal Open Market Committee (FOMC) announced further accommodative measures with “Operation Twist” effectively extending the maturity of their Treasury portfolio and reinvesting the proceeds of maturing agency debt and mortgage-backed securities (MBS) back into MBS rather than Treasurys. Coming into 2012, the market turned the corner as encouraging U.S. economic data and positive developments in Europe increased investor risk appetite in the first quarter. Most importantly, the European Central Bank’s (ECB) 3-year Long-Term Refinancing Operation (LTRO) has significantly improved the market liquidity and alleviated the short-term funding pressure. The “risk on” environment helped all non-Treasury sectors outperform Treasurys in the first quarter and almost recoup all the losses from the earlier flight-to-quality. In the second quarter of 2012, renewed concerns in the eurozone and weaker global economic data triggered another flight to quality. The fear that Greece may exit the eurozone following the June 17 Greek election, the recapitalization of Spanish banks and Moody’s continuing downgrades on banks set a pessimistic tone in the fixed income market. Federal Reserve chairman Ben Bernanke indicated that he stands ready to act should conditions worsen. Once again, the “risk off” environment pushed all non-Treasury sectors to post negative excess returns. However, the fixed income investor community appeared to be more conservatively positioned versus the fall of 2011. As a result, the degree of underperformance in non-treasury assets in the second quarter was much more modest as compared to the 2011 experience.

Due to the global macro concerns and highly accommodative U.S. Federal Reserve monetary policy, 10-year Treasury yields fell to record lows at the end of the period moving from 3.16% to 1.65% year over year. Although non-Treasury sectors experienced high volatility during the period, fundamentals continued to improve. The investment grade corporate market continued to see active new issuance, and better than expected corporate earnings. After a few years of deleveraging, financial companies now have much stronger balance sheets. The more stringent regulations should enhance banks’ capital ratios and are perceived to be bondholder friendly. In the mean time, housing prices have started to stabilize and delinquency rates are trending lower. The lack of supply, strong investor demand, and stabilizing fundamentals continue to support the securitized market.

V. Fund Attribution

The overweight to credit position (Baird, Western) was the main detractor during the flight-to-quality in second quarter 2012. The flattening yield curve position (Western) offset some of the underperformance for the period. Security selection within Agency MBS (JPM, Western), especially the CMO allocation, which is less prepayment sensitive, added to performance.

New Covenant Income Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Income Fund	5.45%	7.00%	2.94%	3.47%	2.90%
Barclays Capital Intermediate U.S. Aggregate Bond Index	5.28%	5.98%	6.25%	5.19%	5.87%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, versus the Barclays Capital Intermediate U.S. Aggregate Bond Index

[1]

For the years ended June 30, 2012. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2	New Covenant Funds / Annual Report / June 30, 2012

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2012 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective

The New Covenant Balanced Growth Fund (the “Fund”) seeks to provide capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment in Underlying New Covenant Funds

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), who manages the Fund’s assets in a way that it believes will help the Fund achieve its goal. In order to achieve its investment objective, SIMC allocates the Fund’s assets among Underlying New Covenant Funds. These Underlying New Covenant Funds are part of the New Covenant Funds Trust.

The assets of the Fund are allocated among the Underlying New Covenant Funds in accordance with its investment objective. These Underlying New Covenant Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the Underlying New Covenant Funds when it deems it appropriate.

III. Market Commentary

Equities

The overriding theme in the markets was the European sovereign debt crisis — how it would affect weaker nations in the periphery such as Greece and Portugal, and what it meant for the future of the euro and the global financial system. Within the U.S., a political stalemate in late summer 2011 regarding the raising of the government’s debt ceiling roiled the markets, as the potential for a default on U.S. government obligations nearly became a reality. Markets sold off sharply and correlations among stocks (the extent to which individual stocks move together) spiked to levels not seen since the Great Depression, an indication that company-specific fundamentals were no longer driving returns. Volatility plagued the market in the weeks following, and in the midst of these events, Standard & Poor’s downgraded the credit rating on U.S. debt for the first time in history. Within Europe, the financial strength of core nations such as Germany and France came into question, as it was feared they would ultimately have to step in and finance the debts of their weaker neighbors. The aversion of a crisis in the U.S. sent the market higher through October, but the rally lost momentum in November as Italy began to show signs of weakness with their borrowing costs rising to the highest level since the adoption of the single currency. Domestically, the Congressional “super committee” failed to come to an agreement on a deficit reduction plan and this also weighed on the market. The situation in Europe began to stabilize somewhat toward the end of 2011 as the European Central Bank began offering low interest rate loans to banks, providing badly needed liquidity. Though there were releases of improved economic data through the rest of 2011, fears persisted regarding the global economic outlook. Entering 2012, eurozone debt fears waned temporarily and economic data remained encouraging, with especially strong results in January and February, both domestically and abroad. Despite this, spreads on European sovereign debt remained elevated. On the international front, fears relating to possible development of nuclear weapons by Iran and the nationalization of a major oil company by the Argentine government shook the Energy sector early in 2012. The lack of a durable resolution to the debt crisis in Europe, exacerbated by fears of contagion to Portugal and possibly even Spain or Italy, dragged down equity markets near the end of the period. Economic data became more of a mixed bag toward the middle of the year, reinforcing fears of a hard landing in China and other emerging market economies, recession in Europe and the potential for a double-dip recession in the U.S.

Fixed Income

For the fiscal year ended June 30, 2012, the non-Treasury sectors of U.S. fixed income experienced considerable volatility. With the dual sovereign debt challenges looming on both sides of the Atlantic, along with the fear of U.S. entering another economic recession, credit markets sold off and volatility picked up dramatically during the first half of the period. On August 2, 2011 the U.S. Congress raised the debt ceiling by $2.1 trillion, alleviating the imminent risk of a Treasury default. However, S&P subsequently downgraded U.S. Treasurys to AA+. In mid-September, the Federal Open Market Committee (FOMC) announced further accommodative measures with “Operation Twist” effectively extending the maturity of their Treasury portfolio and reinvesting the proceeds of maturing agency debt and mortgage-backed securities (MBS) back into MBS rather than Treasurys. Coming into 2012, the market turned the corner as encouraging U.S. economic data and positive developments in Europe increased investor risk appetite in the first quarter. Most importantly, the European Central Bank’s (ECB) 3-year Long-Term Refinancing Operation (LTRO) has significantly improved the market liquidity and alleviated the short-term funding pressure. The “risk on” environment helped all non-Treasury sectors outperform Treasurys in the first quarter and almost recoup all the losses from the earlier flight-to-quality. In the second quarter of 2012, renewed concerns in the eurozone and weaker global economic data triggered another flight to quality. The fear that Greece may exit the eurozone following the June 17 Greek election, the recapitalization of Spanish banks and Moody’s continuing downgrades on banks set a pessimistic tone in the fixed income market. Federal Reserve chairman Ben Bernanke indicated that he stands ready to act should conditions worsen. Once again, the “risk off” environment pushed all non-Treasury sectors to post negative excess returns. However, the fixed income investor community appeared to be more conservatively positioned versus the fall of 2011. As a result, the degree of underperformance in non-treasury assets in the second quarter was much more modest as compared to the 2011 experience.

Due to the global macro concerns and highly accommodative U.S. Federal Reserve monetary policy, 10-year Treasury yields fell to record lows at the end of the period moving from 3.16% to 1.65% year over year. Although non-Treasury sectors experienced high volatility during the period, fundamentals continued to improve. The investment grade corporate market continued to see active new issuance, and better than expected corporate earnings. After a few years of deleveraging, financial companies now have much stronger balance sheets. The more stringent regulations should enhance banks’ capital ratios and are perceived to be bondholder friendly. In the mean time, housing prices have started to stabilize and delinquency rates are trending lower. The lack of supply, strong investor demand, and stabilizing fundamentals continue to support the securitized market.

IV. Return vs. Benchmark

For the year ended June 30, 2012, the Fund returned 2.07% while its blended benchmark of 60% S&P 500 Index/40% Barclays Capital Intermediate U.S. Aggregate Bond Index returned 5.78%.

V. Fund Attribution

Equities

Underperformance during this period was the result of both sector allocation and stock selection decisions. Subpar stock picks within the Consumer Discretionary and Energy sectors were the primary drivers of underperformance, along with an underweight to Utilities. An overweight to Materials and an underweight to Telecommunications also detracted, as market participants shed risk in search of safety. Conversely, strong security selection within Financials and Materials, along with an underweight to the Financials sector, benefitted the

New Covenant Funds / Annual Report / June 30, 2012	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2012 (Unaudited)

New Covenant Balanced Growth Fund (Concluded)

Fund. From a regional perspective, underperformance was almost exclusively driven by North America while Europe ex-UK and Asia ex-Japan were positive contributors. From a market-cap perspective, mid and mega-cap names detracted from relative performance while large caps were supportive.

Fixed Income

The overweight to credit position (Baird, Western) was the main detractor during the flight-to-quality in second quarter 2012. The flattening yield curve position (Western) offset some of the underperformance for the period. Security selection within Agency MBS (JPM, Western), especially the CMO allocation, which is less prepayment sensitive, added to performance.

New Covenant Balanced Growth Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	2.07%	10.92%	0.26%	4.19%	4.50%
Blended 60% S&P 500 Index/40% Barclays Capital Intermediate U.S. Aggregate Bond Index	5.78%	12.48%	3.05%	5.61%	3.72%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund, versus the Blended 60% S&P 500 Index/40% Barclays Capital Intermediate U.S. Aggregate Bond Index

[1]

For the years ended June 30, 2012. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/40 Blended Benchmark, which consists of the S&P 500 Index and the Barlcays Capital Intermediate U.S. Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

4	New Covenant Funds / Annual Report / June 30, 2012

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2012 (Unaudited)

New Covenant Balanced Income Fund

I. Objective

The New Covenant Balanced Income Fund (the “Fund”) seeks to provide current income and long-term growth of Capital.

II. Investment in Underlying New Covenant Funds

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), who manages the Fund’s assets in a way that it believes will help the Fund achieve its goal. In order to achieve its investment objective, SIMC allocates the Fund’s assets among Underlying New Covenant Funds. These Underlying New Covenant Funds are part of the New Covenant Funds Trust.

The assets of the Fund are allocated among the Underlying New Covenant Funds in accordance with its investment objective. These Underlying New Covenant Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the Underlying New Covenant Funds when it deems it appropriate.

III. Market Commentary

Equities

The overriding theme in the markets was the European sovereign debt crisis — how it would affect weaker nations in the periphery such as Greece and Portugal, and what it meant for the future of the euro and the global financial system. Within the U.S., a political stalemate in late summer 2011 regarding the raising of the government’s debt ceiling roiled the markets, as the potential for a default on U.S. government obligations nearly became a reality. Markets sold off sharply and correlations among stocks (the extent to which individual stocks move together) spiked to levels not seen since the Great Depression, an indication that company-specific fundamentals were no longer driving returns. Volatility plagued the market in the weeks following, and in the midst of these events, Standard & Poor’s downgraded the credit rating on U.S. debt for the first time in history. Within Europe, the financial strength of core nations such as Germany and France came into question, as it was feared they would ultimately have to step in and finance the debts of their weaker neighbors. The aversion of a crisis in the U.S. sent the market higher through October, but the rally lost momentum in November as Italy began to show signs of weakness with their borrowing costs rising to the highest level since the adoption of the single currency. Domestically, the Congressional “super committee” failed to come to an agreement on a deficit reduction plan and this also weighed on the market. The situation in Europe began to stabilize somewhat toward the end of 2011 as the European Central Bank began offering low interest rate loans to banks, providing badly needed liquidity. Though there were releases of improved economic data through the rest of 2011, fears persisted regarding the global economic outlook. Entering 2012, eurozone debt fears waned temporarily and economic data remained encouraging, with especially strong results in January and February, both domestically and abroad. Despite this, spreads on European sovereign debt remained elevated. On the international front, fears relating to possible development of nuclear weapons by Iran and the nationalization of a major oil company by the Argentine government shook the Energy sector early in 2012. The lack of a durable resolution to the debt crisis in Europe, exacerbated by fears of contagion to Portugal and possibly even Spain or Italy, dragged down equity markets near the end of the period. Economic data became more of a mixed bag toward the middle of the year, reinforcing fears of a hard landing in China and other emerging market economies, recession in Europe and the potential for a double-dip recession in the U.S.

Fixed Income

For the fiscal year ended June 30, 2012, the non-Treasury sectors of U.S. fixed income experienced considerable volatility. With the dual sovereign debt challenges looming on both sides of the Atlantic, along with the fear of U.S. entering another economic recession, credit markets sold off and volatility picked up dramatically during the first half of the period. On August 2, the U.S. Congress raised the debt ceiling by $2.1 trillion, alleviating the imminent risk of a Treasury default. However, S&P subsequently downgraded U.S. Treasurys to AA+. In mid-September, the Federal Open Market Committee (FOMC) announced further accommodative measures with “Operation Twist” effectively extending the maturity of their Treasury portfolio and reinvesting the proceeds of maturing agency debt and mortgage-backed securities (MBS) back into MBS rather than Treasurys. Coming into 2012, the market turned the corner as encouraging U.S. economic data and positive developments in Europe increased investor risk appetite in the first quarter. Most importantly, the European Central Bank’s (ECB) 3-year Long-Term Refinancing Operation (LTRO) has significantly improved the market liquidity and alleviated the short-term funding pressure. The “risk on” environment helped all non-Treasury sectors outperform Treasurys in the first quarter and almost recoup all the losses from the earlier flight-to-quality. In the second quarter of 2012, renewed concerns in the eurozone and weaker global economic data triggered another flight to quality. The fear that Greece may exit the eurozone following the June 17 Greek election, the recapitalization of Spanish banks and Moody’s continuing downgrades on banks set a pessimistic tone in the fixed income market. Federal Reserve chairman Ben Bernanke indicated that he stands ready to act should conditions worsen. Once again, the “risk off” environment pushed all non-Treasury sectors to post negative excess returns. However, the fixed income investor community appeared to be more conservatively positioned versus the fall of 2011. As a result, the degree of underperformance in non-treasury assets in the second quarter was much more modest as compared to the 2011 experience.

Due to the global macro concerns and highly accommodative U.S. Federal Reserve monetary policy, 10-year Treasury yields fell to record lows at the end of the period moving from 3.16% to 1.65% year over year. Although non-Treasury sectors experienced high volatility during the period, fundamentals continued to improve. The investment grade corporate market continued to see active new issuance, and better than expected corporate earnings. After a few years of deleveraging, financial companies now have much stronger balance sheets. The more stringent regulations should enhance banks’ capital ratios and are perceived to be bondholder friendly. In the mean time, housing prices have started to stabilize and delinquency rates are trending lower. The lack of supply, strong investor demand, and stabilizing fundamentals continue to support the securitized market.

IV. Return vs. Benchmark

For the year ended June 30, 2012, the Fund returned 3.42% while its blended benchmark of 35% S&P 500 Index/65% Barclays Capital Intermediate U.S. Aggregate Bond Index returned 5.72%.

V. Fund Attribution

Equities

Underperformance during this period was the result of both sector allocation and stock selection decisions. Subpar stock picks within the Consumer Discretionary and Energy sectors were the primary drivers of underperformance, along with an underweight to Utilities. An overweight to Materials and an underweight to Telecommunications also detracted, as market participants shed risk in search of safety. Conversely, strong security selection within Financials and Materials,

New Covenant Funds / Annual Report / June 30, 2012	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2012 (Unaudited)

New Covenant Balanced Income Fund (Concluded)

along with an underweight to the Financials sector, benefitted the Fund. From a regional perspective, underperformance was almost exclusively driven by North America while Europe ex-UK and Asia ex-Japan were positive contributors. From a market-cap perspective, mid and mega-cap names detracted from relative performance while large caps were supportive.

Fixed Income

The overweight to credit position (Baird, Western) was the main detractor during the flight-to-quality in second quarter 2012. The flattening yield curve position (Western) offset some of the underperformance for the period. Security selection within Agency MBS (JPM, Western), especially the CMO allocation, which is less prepayment sensitive, added to performance.

New Covenant Balanced Income Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	3.42%	9.19%	1.32%	3.94%	3.70%
Blended 35% S&P 500 Index/65% Barclays Capital Intermediate U.S. Aggregate Bond Index	5.72%	9.86%	4.54%	5.56%	4.74%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund, versus the Blended 35% S&P 500 Index/65% Barclays Capital Intermediate U.S. Aggregate Bond Index

[1]

For the years ended June 30, 2012. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the S&P 500 Index and the Barlcays Capital Intermediate U.S. Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

6	New Covenant Funds / Annual Report / June 30, 2012

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund

June 30, 2012

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.8%

Argentina — 0.3%
MercadoLibre	23,400	$1,774

Australia — 0.6%
Brambles	180,738	1,148
Cochlear	22,470	1,528
Woolworths	48,701	1,343

		4,019

Belgium — 0.1%
Groupe Bruxelles Lambert	12,564	855

Bermuda — 1.0%
Arch Capital Group*	1,058	42
Assured Guaranty	453	7
Axis Capital Holdings	5,832	190
Bunge	3,907	245
Credicorp	14,828	1,867
Everest Re Group	428	44
Freescale Semiconductor*	2,890	29
Genpact*	2,542	42
Kosmos Energy*	3,281	36
Lazard, CI A	96,470	2,507
Marvell Technology Group	2,654	30
PartnerRe	598	45
RenaissanceRe Holdings	2,517	191
Seadrill	29,475	1,052
Signet Jewelers	860	38
White Mountains Insurance Group	78	41

		6,406

Brazil — 0.5%
BM&FBovespa	247,300	1,241
Itau Unibanco Holding	61,043	850
Petroleo Brasileiro	60,740	1,140

		3,231

British Virgin Islands — 0.0%
Michael Kors Holdings*	932	39

Description	Shares	Market Value ($ Thousands)

Canada — 0.9%
Catamaran*	1,708	$170
Cenovus Energy	27,711	880
Eldorado Gold	98,937	1,217
Fairfax Financial Holdings	5,979	2,364
Ritchie Bros Auctioneers	47,388	1,014
Thomson Reuters	1,418	40

		5,685

Cayman Islands — 0.0%
Herbalife	293	14

China — 0.8%
Baidu*	14,868	1,710
China Shenhua Energy	515,000	1,822
Want Want China Holdings	1,297,000	1,604

		5,136

Denmark — 1.0%
DSV	70,752	1,407
Novo Nordisk ADR	25,244	3,669
Novozymes, B Shares	54,740	1,423

		6,499

Finland — 0.5%
Kone, CI B	38,098	2,307
Sampo, A Shares	41,655	1,084

		3,391

France — 1.3%
CFAO	26,427	1,254
Cie Generale d’Optique Essilor International	22,634	2,109
Danone ADR	210,595	2,607
Edenred	44,735	1,272
Lafarge	24,933	1,117

		8,359

Germany — 0.9%
Aixtron	43,171	620
Continental	8,330	696
Deutsche Boerse	26,813	1,451
SAP ADR	56,579	3,359

		6,126

Guernsey — 0.0%
Amdocs	7,950	236

Hong Kong — 1.0%
Cheung Kong Holdings	90,000	1,111
Hang Seng Bank	99,700	1,371
Hong Kong Exchanges and Clearing	146,000	2,101

New Covenant Funds / Annual Report / June 30, 2012	7

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund (Continued)

June 30, 2012

Description	Shares	Market Value ($ Thousands)
Kunlun Energy	1,150,000	$1,853

		6,436

Ireland — 1.9%
Accenture, CI A	4,742	285
Covidien	37,250	1,993
CRH	64,131	1,239
CRH ADR	113,741	2,188
Experian	127,403	1,800
Ingersoll-Rand	79,135	3,338
Ryanair Holdings ADR*	52,724	1,603

		12,446

Japan — 1.7%
Canon	27,600	1,103
Fast Retailing	7,900	1,584
Inpex	225	1,266
Mitsui	82,800	1,233
Olympus	61,500	998
Rakuten	182,400	1,889
Shimano	13,400	880
SMC	9,800	1,702
Trend Micro	23,500	694

		11,349

Jersey — 0.2%
Delphi Automotive*	28,478	726
Petrofac	36,000	787

		1,513

Netherlands — 0.8%
Chicago Bridge & Iron, NY Shares	964	37
CNH Global	1,012	39
James Hardie Industries	162,373	1,341
LyondellBasell Industries, CI A	1,615	65
QIAGEN*	2,684	45
Unilever	59,303	1,987
Unilever, NY Shares	43,762	1,459

		4,973

Norway — 0.2%
Aker Solutions	82,667	1,174

Panama — 0.0%
Copa Holdings, CI A	490	40

Portugal — 0.1%
Galp Energia, B Shares	48,565	618

Russia — 0.4%
Magnit GDR	53,021	1,602
Sberbank of Russia ADR	60,400	654

		2,256

Description	Shares	Market Value ($ Thousands)

Singapore — 0.6%
Avago Technologies	1,067	$39
DBS Group Holdings	160,176	1,769
United Overseas Bank	147,552	2,191

		3,999

South Africa — 0.6%
Massmart Holdings	49,490	1,025
Naspers, N Shares	51,549	2,752

		3,777

South Korea — 0.7%
Hyundai Mobis	5,200	1,260
Samsung Electronics GDR	6,250	3,342

		4,602

Spain — 0.3%
Inditex	19,590	2,031

Sweden — 1.0%
Allied World Assurance Holdings	1,590	127
Atlas Copco, B Shares	177,888	3,397
Svenska Handelsbanken, A Shares	97,186	3,202

		6,726

Switzerland — 0.6%
ACE	554	41
Garmin	3,153	121
Nestle	62,468	3,738
Tyco International	741	39

		3,939

Taiwan — 0.9%
Hon Hai Precision Industry GDR	208,842	1,266
MediaTek	127,000	1,173
Taiwan Semiconductor Manufacturing	241,293	3,369

		5,808

Turkey — 0.1%
Turkiye Garanti Bankasi ADR	159,861	644

United Kingdom — 2.8%
Amlin	289,563	1,610
Antofagasta	90,650	1,553
Aon	834	39
ARM Holdings	212,000	1,682
BG Group	75,125	1,540
BHP Billiton	51,018	1,452
Capita	149,879	1,542
Hargreaves Lansdown	84,885	706
Premier Farnell	249,433	677

8	New Covenant Funds / Annual Report / June 30, 2012

Description	Shares	Market Value ($ Thousands)
Prudential	131,568	$1,528
Rio Tinto	44,521	2,119
Tullow Oil	100,642	2,330
Wolseley	41,992	1,567

		18,345

United States — 76.0%
Consumer Discretionary — 14.3%
Amazon.com*	28,636	6,539
Bed Bath & Beyond*	78,013	4,821
BorgWarner*	270	18
Cablevision Systems, CI A	187,942	2,498
Carnival	1,051	36
CBS, CI B	154,817	5,075
Coach	74,319	4,346
Comcast, CI A	13,768	440
DIRECTV, CI A*	2,649	129
Discovery Communications, CI A*	50,404	2,722
Expedia	1,255	60
Family Dollar Stores	632	42
Ford Motor	9,132	87
Gannett	593	9
Gap	871	24
General Motors*	1,873	37
Gentex	85,511	1,784
Harley-Davidson	104,671	4,787
Home Depot	50,907	2,697
Jarden	6,360	267
Johnson Controls	176,609	4,894
Kohl’s	624	28
Liberty Interactive, CI A*	2,160	38
Liberty Media - Liberty Capital, CI A*	472	41
Lowe’s	180,013	5,120
Ltd. Brands	844	36
Macy’s	31,576	1,085
Marriott International, CI A	638	25
Mattel	856	28
McDonald’s	34,115	3,020
McGraw-Hill	31,333	1,410
Newell Rubbermaid	14,926	271
News, CI A	16,760	374
NIKE, CI B	51,254	4,499
Nordstrom	100,725	5,005
O’Reilly Automotive*	316	26
priceline.com*	302	201
PulteGroup*	840	9
Ralph Lauren, CI A	10,852	1,520
Ross Stores	688	43
Sally Beauty Holdings*	233	6
Staples	156,806	2,046
Starbucks	80,916	4,314
Starwood Hotels & Resorts Worldwide	58,481	3,102
Target	122,341	7,119
Tempur-Pedic International*	157	4

Description	Shares	Market Value ($ Thousands)
Time Warner	2,465	$95
Time Warner Cable	51,475	4,226
TJX	7,149	307
Tractor Supply	177	15
Tupperware Brands	4,080	223
Under Armour, CI A*	22,326	2,109
VF	275	37
Viacom, CI B	1,360	64
Virgin Media	687	17
Walt Disney	10,003	485
Wyndham Worldwide	874	46
Yum! Brands	81,834	5,272

		93,578

Consumer Staples — 9.4%
Archer-Daniels-Midland	9,409	278
Avon Products	11,628	189
Campbell Soup	96,901	3,235
Church & Dwight	27,138	1,506
Clorox	3,783	274
Coca-Cola	118,207	9,243
Coca-Cola Enterprises	9,495	266
Colgate-Palmolive	79,921	8,320
ConAgra Foods	10,309	267
Costco Wholesale	89,379	8,491
CVS Caremark	7,985	373
Dean Foods*	21,248	362
Dr. Pepper Snapple Group	6,626	290
Energizer Holdings	3,521	265
Estee Lauder, CI A	50,763	2,747
Flowers Foods	11,892	276
General Mills	7,795	300
Green Mountain Coffee Roasters*	5,172	113
Hershey	4,319	311
HJ Heinz	5,346	291
Hormel Foods	8,798	268
Ingredion	4,496	223
JM Smucker	3,293	249
Kellogg	5,134	253
Kimberly-Clark	4,214	353
Kraft Foods, CI A	10,578	408
Kroger	11,637	270
McCormick	4,786	290
Mead Johnson Nutrition, CI A	38,843	3,127
Monster Beverage*	4,149	295
PepsiCo	33,049	2,335
Pricesmart	11,017	744
Procter & Gamble	10,487	642
Ralcorp Holdings*	3,367	225
Safeway	12,546	228
Smithfield Foods*	12,138	262
Sysco	9,633	287
Tyson Foods, CI A	14,015	264
Walgreen	2,254	67

New Covenant Funds / Annual Report / June 30, 2012	9

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund (Continued)

June 30, 2012

Description	Shares	Market Value ($ Thousands)
Wal-Mart Stores	64,505	$4,497
Whole Foods Market	90,291	8,606

		61,290

Energy — 5.7%
Anadarko Petroleum	3,869	256
Apache	38,027	3,342
Baker Hughes	59,619	2,450
Cabot Oil & Gas	515	20
Cameron International*	446	19
Chesapeake Energy	134,405	2,500
Chevron	7,329	773
Concho Resources*	255	22
ConocoPhillips	52,878	2,955
Continental Resources*	498	33
Denbury Resources*	990	15
Devon Energy	1,043	60
EOG Resources	662	60
Exxon Mobil	53,857	4,609
Halliburton	2,255	64
Hess	748	32
Kinder Morgan	1,616	52
Marathon Oil	8,203	210
Marathon Petroleum	876	39
Murphy Oil	49,690	2,499
National Oilwell Varco	77,336	4,984
Noble Energy	25,040	2,124
Occidental Petroleum	4,220	362
Oceaneering International	4,973	238
Oil States International*	126	8
Phillips 66*	44,745	1,487
Schlumberger	124,000	8,049
Spectra Energy	1,600	46
Ultra Petroleum*	376	9
Valero Energy	1,318	32
Whiting Petroleum*	289	12
Williams	1,448	42

		37,403

Financials — 6.6%
Aflac	54,685	2,329
Allstate	1,289	45
American Express	88,523	5,153
American International Group*	3,289	106
American Tower, CI A‡	87,850	6,141
Ameriprise Financial	558	29
Annaly Capital Management‡	2,548	43
Apartment Investment & Management, CI A‡	596	16
Ares Capital	2,500	40
Bank of America	26,435	216
Bank of New York Mellon	3,059	67
BB&T	1,716	53
Berkshire Hathaway, CI B*	7,348	612
Boston Properties‡	359	39
Capital One Financial	124,453	6,803

Description	Shares	Market Value ($ Thousands)
CBRE Group, CI A*	155,326	$2,541
Citigroup	7,158	196
Discover Financial Services	1,344	46
Equity Residential‡	4,618	288
Fidelity National Financial, CI A	191,761	3,693
Fifth Third Bancorp	2,263	30
Forest City Enterprises, CI A*	339	5
Franklin Resources	498	55
General Growth Properties‡	2,423	44
Genworth Financial, CI A*	1,209	7
Goldman Sachs Group	1,276	122
Hartford Financial Services Group	1,097	19
HCP‡	3,942	174
Host Hotels & Resorts‡	1,691	27
IntercontinentalExchange*	1	—
Invesco	1,138	26
JPMorgan Chase	92,620	3,310
Leucadia National	5,786	123
Loews	1,031	42
Marsh & McLennan	1,350	43
MetLife	5,074	157
Morgan Stanley	3,804	56
Northern Trust	534	25
Plum Creek Timber‡	2,289	91
PNC Financial Services Group	1,296	79
ProLogis‡	1,130	37
Prudential Financial	1,197	58
Public Storage‡	2,099	303
Simon Property Group‡	2,396	373
SLM	1,299	20
State Street	100,045	4,466
T Rowe Price Group	639	40
Travelers	968	62
Unum Group	720	14
US Bancorp	12,222	393
Vornado Realty Trust‡	2,108	177
Wells Fargo	18,267	611
Weyerhaeuser‡	158,586	3,546
Zions Bancorporation	277	6

		42,997

Health Care — 8.2%
Abbott Laboratories	7,852	506
Aetna	864	33
Alexion Pharmaceuticals*	17,838	1,771
Allergan	22,762	2,107
Amgen	82,936	6,058
Baxter International	1,405	75
Biogen Idec*	596	86
Bristol-Myers Squibb	11,566	416
Celgene*	68,773	4,412
Cerner*	54,369	4,494
Dentsply International	346	13
Eli Lilly	6,479	278

10	New Covenant Funds / Annual Report / June 30, 2012

Description	Shares	Market Value ($ Thousands)
Express Scripts Holding*	2,001	$112
Forest Laboratories*	99,934	3,497
Gilead Sciences*	3,273	168
Intuitive Surgical*	5,248	2,906
Johnson & Johnson	46,023	3,109
Life Technologies*	440	20
McKesson	620	58
Medtronic	8,054	312
Merck	13,024	544
Mettler-Toledo International*	79	12
Mylan*	150,706	3,221
Myriad Genetics*	68,825	1,636
Perrigo	33,106	3,904
Pfizer	333,096	7,661
Regeneron Pharmaceuticals*	329	38
St. Jude Medical	59,967	2,393
Stryker	2,341	129
Teleflex	45,607	2,778
Thermo Fisher Scientific	1,924	100
UnitedHealth Group	5,458	319
WellPoint	856	55

		53,221

Industrials — 6.9%
3M	4,562	409
Ametek	397	20
Armstrong World Industries	876	43
BE Aerospace*	5,763	252
Caterpillar	3,251	276
CH Robinson Worldwide	408	24
Cintas	1,043	40
Crane	5,294	193
CSX	2,717	61
Danaher	5,545	289
Deere	1,034	84
Dover	460	25
Eaton	6,040	239
Emerson Electric	47,965	2,234
Exelis	82,793	816
Fastenal	807	33
FedEx	780	72
General Electric	495,153	10,319
Goodrich	2,226	282
GrafTech International*	174,350	1,683
Honeywell International	38,766	2,165
Huntington Ingalls Industries*	6,271	252
IHS, CI A*	122	13
Illinois Tool Works	48,517	2,566
JB Hunt Transport Services	226	14
Joy Global	42,877	2,432
Kansas City Southern	28,913	2,011
Manpower	202	7
Masco	3,278	46
Nielsen Holdings*	6,629	174

Description	Shares	Market Value ($ Thousands)
Norfolk Southern	813	$58
PACCAR	942	37
Pall	52,391	2,872
Parker Hannifin	3,298	253
Precision Castparts	36,550	6,012
Republic Services, CI A	1,311	35
RR Donnelley & Sons	463	5
Spirit Aerosystems Holdings, CI A*	10,380	247
Textron	9,592	239
Timken	5,148	236
Towers Watson, CI A	141	9
TransDigm Group*	2,224	299
Union Pacific	39,998	4,772
United Parcel Service, CI B	4,855	382
United Technologies	5,268	398
URS	193	7
Waste Management	7,421	248
Xylem	79,361	1,997

		45,180

Information Technology — 18.5%
Activision Blizzard	3,234	39
Adobe Systems*	326,115	10,556
Alliance Data Systems*	126	17
Altera	73,523	2,488
Amphenol, CI A	694	38
Analog Devices	739	28
Ansys*	227	14
Apple	26,237	15,322
Applied Materials	3,247	37
Autodesk*	133,568	4,674
Automatic Data Processing	133,836	7,449
BMC Software*	405	17
Broadcom, CI A	1,321	45
CA	1,513	41
Cisco Systems	150,594	2,586
Citrix Systems*	464	39
Cognizant Technology Solutions, CI A*	750	45
Corning	3,867	50
Cree*	30,697	788
Dell*	13,775	173
eBay*	111,557	4,686
EMC*	194,961	4,997
F5 Networks*	327	32
Facebook, CI A*	38,168	1,188
Flir Systems	394	8
Gartner*	240	10
Google, CI A*	13,953	8,094
Hewlett-Packard	5,691	115
IAC	829	38
Informatica*	261	11
Intel	300,510	8,008
International Business Machines	29,924	5,853
Intuit	39,578	2,349

New Covenant Funds / Annual Report / June 30, 2012	11

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund (Concluded)

June 30, 2012

Description	Shares	Market Value ($ Thousands)
Juniper Networks*	1,313	$21
Lexmark International, CI A	175	5
LSI*	223,644	1,425
Mastercard, CI A	8,161	3,510
Maxim Integrated Products	5,798	149
Microchip Technology	73,706	2,438
Micros Systems*	199	10
Microsoft	166,899	5,106
Motorola Solutions	3,861	186
NetApp*	41,966	1,335
NeuStar, CI A*	165	5
Oracle	198,565	5,898
Paychex	1,166	37
Qualcomm	119,499	6,654
Red Hat*	65,445	3,696
Riverbed Technology*	148,503	2,398
Salesforce.com*	329	46
SanDisk*	587	21
Skyworks Solutions*	466	13
Solera Holdings	174	7
Symantec*	1,860	27
Teradata*	415	30
Texas Instruments	10,366	297
Total System Services	143,964	3,445
Trimble Navigation*	302	14
VeriFone Systems*	251	8
VeriSign*	1,624	71
Visa, CI A	28,947	3,579
Xerox	11,402	90
Xilinx	654	22
Yahoo!*	2,989	47

		120,425

Materials — 4.5%
Air Products & Chemicals	520	42
Airgas	194	16
Allied Nevada Gold*	1,308	37
Ball	6,001	246
Cabot	162	7
CF Industries Holdings	162	31
Domtar	427	32
Dow Chemical	49,839	1,570
Ecolab	73,915	5,066
E.I. Du Pont de Nemours	64,130	3,243
Freeport-McMoRan Copper & Gold	2,334	80
International Paper	5,114	148
MeadWestvaco	1,314	38
Monsanto	99,759	8,258
Newmont Mining	1,205	58
Owens-Illinois*	125,314	2,402
Packaging Corp of America	1,402	40
PPG Industries	423	45
Praxair	26,470	2,878
Royal Gold	643	50

Description	Shares	Market Value ($ Thousands)
Sealed Air	142,612	$2,202
Sherwin-Williams	6,499	860
Sonoco Products	1,255	38
Southern Copper	1,324	42
Vulcan Materials	318	13
WR Grace*	36,141	1,823

		29,265

Telecommunication Services — 1.6%
AT&T	96,496	3,441
CenturyLink	1,050	42
SBA Communications, CI A	279	16
Verizon Communications	152,683	6,785
Windstream	3,527	34

		10,318

Utilities — 0.3%
AES*	1,618	21
Dominion Resources	6,202	335
Duke Energy	15,073	348
Entergy	439	30
Exelon	8,344	314
FirstEnergy	889	44
NextEra Energy	1,025	70
Northeast Utilities	770	30
PG&E	3,113	141
Progress Energy	1,099	66
Southern	7,484	346
Xcel Energy	10,422	296

		2,041

		495,718

Total Common Stock (Cost $580,525) ($ Thousands)		638,164

EXCHANGE TRADED FUNDS — 1.0%
SPDR Gold Trust	26	4,058
Vanguard MSCI Emerging Markets ETF	65	2,613

Total Exchange Traded Funds (Cost $7,140) ($ Thousands)		6,671

PREFERRED STOCK — 0.3%

Brazil — 0.3%
Vale, CI B ADR	81,039	1,581

Total Preferred Stock (Cost $1,697) ($ Thousands)		1,581

12	New Covenant Funds / Annual Report / June 30, 2012

Description	Face Amount ($ Thousands)(1)/Shares		Market Value ($ Thousands)

TIME DEPOSITS — 1.5%
Brown Brothers Harriman
2.818%, 07/01/12	AUD	727	$727
0.242%, 07/01/12	CAD	5	5
0.030%, 07/01/12		9,307	9,307
0.010%, 07/01/12	JPY	8	8
0.010%, 07/01/12	SGD	35	36

Total Time Deposits (Cost $10,083) ($ Thousands)			10,083

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.080%†**		3,651,900	3,652

Total Cash Equivalent (Cost $3,652) ($ Thousands)			3,652

Total Investments — 101.2% (Cost $603,097) ($ Thousands)			$660,151

Percentages are based on a Net Assets of $652,311 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of June 30, 2012.

†	Investment in Affiliated Security (see Note 3).

‡	Real Estate Investment Trust

(1)	In U.S. Dollars unless otherwise indicated.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

Cl — Class

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NY — New York

SPDR — Standard & Poor’s Depositary Receipt

SGD — Singapore Dollar

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2012	13

SCHEDULE OF INVESTMENTS

New Covenant Income Fund

June 30, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 49.7%

Agency Mortgage-Backed Obligations — 47.0%
FHLMC
5.500%, 12/01/36	$712	$776
5.500%, 08/01/38	549	597
5.500%, 11/01/38	535	582
5.000%, 12/01/20	968	1,040
5.000%, 05/01/22	508	544
5.000%, 04/01/24	438	468
5.000%, 08/01/38	155	167
5.000%, 03/01/39	462	497
5.000%, 02/01/40	1,266	1,372
4.500%, 11/01/39	1,553	1,659
4.500%, 08/01/40	4,436	4,745
4.500%, 08/01/40	5,189	5,551
4.000%, 09/01/40	316	336
FHLMC IO, Ser 2012-4013
4.000%, 02/15/39	892	188
FHLMC IO, Ser 2012-4054
3.000%, 04/15/27	1,593	219
FHLMC IO, Ser 2012-4057
5.807%, 04/15/39 (B)	1,800	384
3.000%, 05/15/27	900	97
FHLMC REMIC, Ser 2003-2677, CI ME
5.000%, 03/15/32	464	475
FHLMC REMIC, Ser 2006-3122, CI VA
6.000%, 01/15/17	621	624
FHLMC REMIC, Ser 2007-R013, CI AB
6.000%, 12/15/21	21	21
FHLMC TBA
3.500%, 07/15/41	2,000	2,098
3.000%, 07/01/27	4,000	4,182
2.500%, 07/15/27	1,000	1,028
FNMA
7.000%, 10/01/37	43	51
7.000%, 11/01/37	17	20

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
7.000%, 11/01/37	$17	$20
7.000%, 12/01/37	18	21
7.000%, 02/01/38	19	22
7.000%, 08/01/38	54	63
7.000%, 09/01/38	13	15
7.000%, 11/01/38	26	30
7.000%, 11/01/38	19	23
7.000%, 11/01/38	32	37
7.000%, 11/01/38	191	222
6.500%, 08/01/17	293	318
6.000%, 07/01/37	580	639
6.000%, 09/01/37	728	803
6.000%, 11/01/38	791	870
5.500%, 09/01/34	2,100	2,307
5.500%, 02/01/35	1,290	1,418
5.500%, 04/01/36	2,195	2,408
5.500%, 05/01/38	466	508
5.500%, 06/01/38	1,141	1,245
5.500%, 08/01/38	419	457
5.492%, 12/01/35	280	300
5.481%, 06/01/17	3,006	3,452
5.430%, 03/01/36 (B)	276	296
5.000%, 01/01/21	796	862
5.000%, 11/01/25	596	652
5.000%, 06/01/35	663	723
5.000%, 07/01/35	3,317	3,617
5.000%, 11/01/35	913	990
5.000%, 02/01/36	1,223	1,330
5.000%, 03/01/36	1,751	1,905
5.000%, 03/01/38	603	653
5.000%, 03/01/40	731	791
5.000%, 06/01/40	121	131
5.000%, 06/01/40	1,029	1,119
5.000%, 06/01/40	1,344	1,462
4.601%, 04/01/20	1,732	1,943
4.530%, 12/01/19	1,751	1,992
4.501%, 01/01/20	959	1,091
4.500%, 03/01/39	622	667
4.500%, 03/01/40	1,189	1,280
4.500%, 08/01/40	712	766
4.377%, 11/01/19	660	746
4.000%, 06/01/25	1,141	1,214
4.000%, 08/01/40	2,002	2,134
4.000%, 02/01/41	3,460	3,689
4.000%, 09/01/41	1,586	1,692
4.000%, 04/01/42	7,897	8,490
3.685%, 01/01/21	1,847	2,023
3.500%, 08/01/26	1,569	1,660
3.500%, 03/01/41	1,681	1,768
1.940%, 07/27/42	500	500
FNMA REMIC, Ser 2003-129, CI PW
4.500%, 07/25/33	72	73
FNMA REMIC, Ser 2004-90, CI LH
5.000%, 04/25/34	3,476	3,702

14	New Covenant Funds / Annual Report / June 30, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA REMIC, Ser 2005-22, CI DA
5.500%, 12/25/34	$1,490	$1,651
FNMA REMIC, Ser 2009-86, CI CA
4.500%, 09/25/24	343	352
FNMA, Ser 2003-W2, CI 2A9
5.900%, 07/25/42	1,448	1,674
FNMA TBA
5.500%, 07/01/37	5,500	5,999
5.000%, 07/15/38	4,500	4,870
3.500%, 07/01/41	700	736
3.000%, 07/01/26	5,500	5,762
2.500%, 07/01/27	1,500	1,545
GNMA
5.500%, 02/20/37	618	686
5.500%, 07/20/38	393	437
5.500%, 01/15/39	850	944
5.000%, 12/20/38	380	403
5.000%, 03/15/39	878	967
5.000%, 03/20/39	798	847
5.000%, 07/20/40	5,360	5,944
4.863%, 06/20/61	2,051	2,296
4.826%, 06/20/61	1,941	2,191
4.697%, 09/20/61	1,757	1,963
4.650%, 12/20/60	1,747	1,936
4.626%, 07/20/61	1,914	2,107
4.500%, 07/20/38	826	908
4.500%, 05/20/40	2,934	3,242
4.500%, 07/20/40	5,167	5,709
4.500%, 01/20/41	1,544	1,705
4.295%, 07/20/61	1,690	1,875
2.500%, 02/20/27	3,699	3,841
GNMA IO, Ser 2010-26
6.006%, 02/20/40 (B)	476	87
GNMA, Ser 2004-10, CI C
4.666%, 07/16/31	1,096	1,135
GNMA, Ser 2004-25, CI BA
4.930%, 11/16/44	183	184
GNMA, Ser 2004-108, CI AB
4.397%, 12/16/32 (B)	657	686
GNMA, Ser 2009-51, CI A
3.853%, 02/16/40	1,115	1,167
GNMA, Ser 2009-86, CI A
3.536%, 09/16/35	1,708	1,787
GNMA, Ser 2009-108, CI WG
4.000%, 09/20/38	1,470	1,573
GNMA, Ser 2010-48, CI AC
4.229%, 02/16/40	1,495	1,582
GNMA, Ser 2010-71, CI AD
3.489%, 03/16/39	1,588	1,698
GNMA, Ser 2011-147, CI A
2.174%, 07/16/38	1,832	1,885
GNMA, Ser 2012-22, CI AB
1.661%, 03/16/33	1,878	1,902

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA TBA
5.000%, 07/01/39	$1,300	$1,430
4.500%, 07/15/39	1,200	1,319
4.000%, 07/01/39	1,500	1,636
3.500%, 07/15/41	3,000	3,206
3.500%, 07/01/42	1,300	1,390

		176,117

Non-Agency Mortgage-Backed Obligations — 2.7%
American Home Mortgage Investment Trust, Ser 2005-1, CI 7A1
2.737%, 06/25/45 (B)	590	535
Banc of America Merrill Lynch Commercial Mortgage, Ser 2004-3, CI AS
5.549%, 06/10/39 (B)	519	556
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, CI A4A
4.871%, 09/11/42	410	452
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, CI A4
5.906%, 06/11/40 (B)	700	800
Commercial Mortgage Pass-Through Certificates, Ser 2005-C6, CI A5A
5.116%, 06/10/44 (B)	450	497
Countrywide Alternative Loan Trust, Ser 2003-20CB, CI 1A1
5.500%, 10/25/33	862	906
Deutsche ALT-A Securities Alternate Loan Trust, Ser 2005-3, CI 4A5
5.250%, 06/25/35	51	47
GE Capital Commercial Mortgage, Ser 2004-C1, CI A3
4.596%, 11/10/38	591	610
GE Capital Commercial Mortgage, Ser 2006-C1, CI A4
5.481%, 03/10/44 (B)	150	167
GMAC Commercial Mortgage Securities, Ser 2004-C2, CI A4
5.301%, 08/10/38 (B)	520	548
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, CI A3
5.336%, 05/15/47	750	830
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP7
6.064%, 04/15/45 (B)	300	342
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, CI A4
5.372%, 09/15/39	220	250
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, CI A3
5.866%, 09/15/45 (B)	380	436
MASTR Alternative Loans Trust, Ser 2004-2, CI 4A1
5.000%, 02/25/19	293	304

New Covenant Funds / Annual Report / June 30, 2012	15

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-8, CI A3
6.163%, 08/12/49 (B)	$250	$275
Merrill Lynch/Countrywide Commerical Mortgage Trust, Ser 2007-5, CI A4
5.378%, 08/12/48	500	541
Morgan Stanley Capital I, Ser 2007-IQ14, CI A4
5.692%, 04/15/49 (B)	35	39
RALI Trust, Ser 2004-QS5, CI A1
4.600%, 04/25/34	387	387
Residential Asset Securitization Trust, Ser 2004-IP2, CI 4A
2.750%, 12/25/34 (B)	214	203
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-3AC, CI A2
2.681%, 03/25/34 (B)	678	623
UBS-BAMLL Trust, Ser 2012-WRM, CI A
3.663%, 06/10/30 (A)	116	118
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, CI A4
3.525%, 05/10/63	91	93
Wachovia Bank Commercial Mortgage Trust, Ser 2004-C12, CI A4
5.316%, 07/15/41 (B)	395	422
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C29, CI A4
5.308%, 11/15/48	25	28
WF-RBS Commercial Mortgage Trust, Ser 2012-C7, CI XA
1.614%, 06/15/45 (A)(B)	1,350	143

		10,152

Total Mortgage-Backed Securities (Cost $180,365) ($ Thousands)		186,269

CORPORATE OBLIGATIONS — 19.2%

Consumer Discretionary — 1.2%
CBS
7.875%, 09/01/23	100	126
Daimler Finance North America
6.500%, 11/15/13	530	568
Ford Motor Credit
8.125%, 01/15/20	120	146
5.875%, 08/02/21	230	256
3.000%, 06/12/17	200	199
Macy’s Retail Holdings
5.750%, 07/15/14	640	695
News America
5.300%, 12/15/14	640	701
TCI Communications
8.750%, 08/01/15	676	825
Time Warner Cable
8.250%, 02/14/14	470	523
5.000%, 02/01/20	620	696

		4,735

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Consumer Staples — 1.1%
CVS Caremark
4.125%, 05/15/21	$380	$416
Kimberly-Clark
6.125%, 08/01/17	180	221
Kraft Foods
5.375%, 02/10/20	490	580
Kraft Foods Group
3.500%, 06/06/22 (A)	400	410
Kroger
3.900%, 10/01/15	830	895
PepsiCo
3.000%, 08/25/21	360	373
2.750%, 03/05/22	100	101
2.500%, 05/10/16	350	367
Safeway
3.950%, 08/15/20	370	357
Wal-Mart Stores
4.250%, 04/15/21	260	300

		4,020

Energy — 2.0%
Anadarko Petroleum
6.375%, 09/15/17	700	813
Apache
3.250%, 04/15/22	450	470
Baker Hughes
3.200%, 08/15/21	140	146
Cameron International
1.600%, 04/30/15	28	28
ConocoPhillips
6.000%, 01/15/20	290	365
4.750%, 02/01/14	200	212
Devon Energy
6.300%, 01/15/19	400	491
3.250%, 05/15/22	47	48
1.875%, 05/15/17	100	100
Energy Transfer Partners LP
9.700%, 03/15/19	230	295
Global Industries
7.710%, 02/15/25	1,083	1,339
Hess
8.125%, 02/15/19	250	322
Kinder Morgan Energy Partners LP
6.000%, 02/01/17	290	335
Noble Energy
4.150%, 12/15/21	360	379
Occidental Petroleum
3.125%, 02/15/22	290	302
2.700%, 02/15/23	299	301
Petrodrill Five
4.390%, 04/15/16 (D)	481	508
Petrodrill Four
4.240%, 01/15/16	687	716

16	New Covenant Funds / Annual Report / June 30, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Williams Partners LP
7.250%, 02/01/17	$165	$198

		7,368

Financials — 7.1%
American Express
8.125%, 05/20/19	505	673
American International Group
6.400%, 12/15/20	200	226
Arden Realty LP ‡
5.250%, 03/01/15	830	895
ASIF Global Financing XIX
4.900%, 01/17/13 (A)	830	838
Bank of America
7.625%, 06/01/19	455	535
5.625%, 07/01/20	310	332
5.000%, 05/13/21	300	310
BB&T
6.850%, 04/30/19	300	378
Bear Stearns
7.250%, 02/01/18	180	215
Berkshire Hathaway Finance
3.000%, 05/15/22	67	68
BlackRock
3.375%, 06/01/22	72	73
2.250%, 12/10/12	310	312
Caterpillar Financial Services
6.200%, 09/30/13	500	534
2.850%, 06/01/22	66	66
Citigroup
6.125%, 11/21/17	1,035	1,147
6.010%, 01/15/15	200	215
6.000%, 12/13/13	415	436
5.375%, 08/09/20	733	792
CNA Financial
5.875%, 08/15/20	415	456
Credit Suisse NY
4.375%, 08/05/20	250	268
ERP Operating LP
5.375%, 08/01/16	130	146
4.625%, 12/15/21	130	141
General Electric Capital
6.000%, 08/07/19	1,825	2,135
1.625%, 07/02/15	130	130
Goldman Sachs Group
6.150%, 04/01/18	400	434
6.000%, 06/15/20	600	640
5.950%, 01/18/18	830	888
5.350%, 01/15/16	537	564
HSBC Finance
6.676%, 01/15/21	400	433
5.000%, 06/30/15	330	352
Invesco
5.375%, 12/15/14	180	194

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
John Deere Capital
2.250%, 04/17/19	$200	$204
0.950%, 06/29/15	58	58
Marsh & McLennan
4.850%, 02/15/13	250	255
Merrill Lynch
6.875%, 04/25/18	490	549
6.050%, 08/15/12	830	835
MetLife
6.750%, 06/01/16	360	422
Metropolitan Life Global Funding I
1.700%, 06/29/15 (A)	213	213
Morgan Stanley
6.000%, 05/13/14	830	860
5.625%, 09/23/19	200	198
5.500%, 07/28/21	350	345
Nationsbank
10.200%, 07/15/15	330	374
Private Export Funding
4.550%, 05/15/15	784	874
Prudential Financial
5.100%, 09/20/14	620	665
Prudential Holdings
8.695%, 12/18/23 (A)	705	870
Rio Tinto Finance USA
4.125%, 05/20/21	700	769
SLM
0.766%, 01/27/14 (B)	700	669
US Bancorp
4.200%, 05/15/14	360	383
Virgin Media Secured Finance
6.500%, 01/15/18	240	261
Wachovia
5.750%, 02/01/18	400	473
Wachovia Bank
6.000%, 11/15/17	250	291
Wells Fargo
5.625%, 12/11/17	745	870
4.600%, 04/01/21	600	670
2.100%, 05/08/17	500	501
Westpac Banking
4.200%, 02/27/15	255	271

		26,706

Health Care — 1.1%
Abbott Laboratories
4.125%, 05/27/20	260	294
Agilent Technologies
6.500%, 11/01/17	380	457
Baxter International
5.900%, 09/01/16	380	451
Express Scripts Holding
3.500%, 11/15/16 (A)	600	632

New Covenant Funds / Annual Report / June 30, 2012	17

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Johnson & Johnson
1.200%, 05/15/14	$640	$649
Medtronic
3.125%, 03/15/22	240	249
UnitedHealth Group
1.875%, 11/15/16	400	409
WellPoint
3.125%, 05/15/22	500	504
Wyeth
5.450%, 04/01/17	290	342

		3,987

Industrials — 3.3%
3M
1.000%, 06/26/17	75	75
ADT
3.500%, 07/15/22 (A)	37	37
American Airlines 2011-1, Cl A Pass-Through Trust
5.250%, 01/31/21	160	166
Burlington Northern and Santa Fe Railway 2002-2 Pass-Through Trust
5.140%, 01/15/21	1,250	1,353
Canal Barge
4.500%, 11/12/34 (D)	1,289	1,575
Caterpillar
1.500%, 06/26/17	58	58
Continental Airlines 1999-1, Cl A Pass-Through Trust
6.545%, 02/02/19	209	223
CSX Transportation
6.251%, 01/15/23	1,032	1,207
Deere
2.600%, 06/08/22	60	60
Delta Air Lines 2012-1, Cl A Pass-Through Trust
4.750%, 05/07/20	57	57
Enterprise Products Operating
5.250%, 01/31/20	910	1,042
4.050%, 02/15/22	50	53
Matson Navigation
5.337%, 09/04/28 (D)	964	1,139
Republic Services
3.550%, 06/01/22	50	51
Totem Ocean Trailer Express
6.365%, 04/15/28	1,889	2,524
Tyco Electronics Group
3.500%, 02/03/22	90	90
Union Pacific
5.404%, 07/02/25	1,509	1,746
United Technologies
3.100%, 06/01/22	803	841

		12,297

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Information Technology — 0.5%
Computer Sciences
5.500%, 03/15/13	$830	$851
International Business Machines
1.875%, 05/15/19	110	111
Xerox
1.868%, 09/13/13 (B)	995	1,002

		1,964

Materials — 0.5%
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	400	393
2.150%, 03/01/17	81	80
Plum Creek Timberlands LP
5.875%, 11/15/15	415	460
Potash Corp of Saskatchewan
4.875%, 03/30/20	80	92
Vale Overseas
4.375%, 01/11/22	915	932

		1,957

Telecommunication Services — 0.7%
America Movil
5.500%, 03/01/14	500	535
AT&T
5.600%, 05/15/18	300	359
5.500%, 02/01/18	330	392
BellSouth Telecommunications
6.375%, 06/01/28	160	188
Discovery Communications
3.300%, 05/15/22	120	121
GTE
6.940%, 04/15/28	150	189
Reed Elsevier Capital
8.625%, 01/15/19	140	178
TCI Communications
7.875%, 02/15/26	300	404
Verizon Communications
3.500%, 11/01/21	130	139

		2,505

Utilities — 1.7%
American Water Capital
6.085%, 10/15/17	955	1,118
Carolina Power & Light
2.800%, 05/15/22	73	74
Detroit Edison
2.650%, 06/15/22	26	26
Duke Energy
3.550%, 09/15/21	210	223
Duke Energy Indiana
3.750%, 07/15/20	110	120

18	New Covenant Funds / Annual Report / June 30, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Entergy Louisiana
6.500%, 09/01/18	$1,464	$1,758
Exelon
4.900%, 06/15/15	500	544
Nevada Power
6.500%, 08/01/18	115	142
New Valley Generation I
7.299%, 03/15/19	1,335	1,614
Nisource Finance
3.850%, 02/15/23	125	125
PG&E
5.750%, 04/01/14	370	398
PPL Capital Funding
4.200%, 06/15/22	50	50
San Diego Gas & Electric
6.000%, 06/01/26	70	93
Sempra Energy
6.150%, 06/15/18	150	181

		6,466

Total Corporate Obligations (Cost $69,023) ($ Thousands)		72,005

ASSET-BACKED SECURITIES — 2.5%

Automotive — 0.1%
AmeriCredit Automobile Receivables Trust, Ser 2012-3, CI A2
0.710%, 12/08/15	150	150
AmeriCredit Automobile Receivables Trust, Ser 2012-3, CI A3
0.960%, 01/09/17	100	100
Volkswagen Auto Lease Trust, Ser 2012-A, CI A3
0.870%, 07/20/15	138	138

		388

Credit Card — 0.5%
Discover Card Master Trust, Ser 2010-A1
0.892%, 09/15/15 (B)	1,875	1,882

Home — 0.4%
Argent Securities, Ser 2004-W5, CI AV2
0.765%, 04/25/34 (B)	405	336
Bayview Financial Acquisition Trust, Ser 2007-A, CI 1A2
6.205%, 05/28/37	428	433
Centex Home Equity, Ser 2005-C, CI AF5
5.048%, 06/25/35	775	786

		1,555

Other Asset-Backed Securities — 1.5%
Academic Loan Funding Trust, Ser 2012-1A, CI A1
0.800%, 12/27/22 (A)(B)	200	200

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CenterPoint Energy Transition Bond, Ser 2005-A
5.090%, 08/01/15	$1,682	$1,753
Consumers Funding, Ser 2001-1, CI A6
5.760%, 10/20/16	1,856	2,078
Countrywide Asset-Backed Certificates, Ser 2005-1, CI AF6
5.030%, 07/25/35 (B)	429	426
Nelnet Student Loan Trust, Ser 2004-4, CI A5
0.626%, 01/25/37 (B)	100	95
SLM Student Loan Trust, Ser 2005-4, CI A3
0.586%, 01/25/27 (B)	200	189
SLM Student Loan Trust, Ser 2005-7, CI A4
0.616%, 10/25/29 (B)	600	552
VOLT, Ser 2012-RP2A, CI A1
4.704%, 06/25/17 (A)(D)	142	142

		5,435

Total Asset-Backed Securities (Cost $9,093) ($ Thousands)		9,260

FOREIGN BONDS — 1.9%
BHP Billiton Finance USA
6.500%, 04/01/19	260	331
3.250%, 11/21/21	180	188
BP Capital Markets
3.245%, 05/06/22	690	715
Celulosa Arauco y Constitucion
4.750%, 01/11/22	270	276
Cooperatieve Centrale Raiffeisen- Boerenleenbank
3.375%, 01/19/17	900	926
Deutsche Telekom International Finance
5.750%, 03/23/16	290	325
HSBC Holdings
4.000%, 03/30/22	100	104
Lloyds TSB Bank
6.375%, 01/21/21	280	317
Pemex Finance
10.610%, 08/15/17	500	603
Petrobras International Finance - Pifco
5.375%, 01/27/21	1,160	1,250
Petroleos Mexicanos
4.875%, 01/24/22	570	616
Santander US Debt
2.991%, 10/07/13	995	957
Shell International Finance
4.375%, 03/25/20	250	291
Teva Pharmaceutical Finance IV
3.650%, 11/10/21	280	295

New Covenant Funds / Annual Report / June 30, 2012	19

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Concluded)

June 30, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Total Capital
4.250%, 12/15/21	$70	$78
Total Capital International
1.550%, 06/28/17	41	41

Total Foreign Bonds (Cost $7,292) ($ Thousands)		7,313

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
FHLB
0.875%, 08/22/12	825	826
FHLMC
1.125%, 07/27/12	1,196	1,197
FNMA
1.250%, 08/20/13	1,058	1,069
1.125%, 04/27/17	2,075	2,094

Total U.S. Government Agency Obligations (Cost $5,158) ($ Thousands)		5,186

MUNICIPAL BONDS — 0.1%
California State, GO
6.200%, 10/01/19	250	295
Illinois State, GO
5.877%, 03/01/19	100	111

Total Municipal Bonds (Cost $411) ($ Thousands)		406

SOVEREIGN DEBT — 0.1%
African Development Bank
8.800%, 09/01/19	100	136
Province of Ontario Canada
0.950%, 05/26/15	200	201

Total Sovereign Debt (Cost $337) ($ Thousands)		337

U.S. TREASURY OBLIGATIONS — 18.7%
U.S. Treasury Bills
0.055%, 07/05/12 (C)	20,000	20,000
U.S. Treasury Bonds
8.750%, 05/15/20	1,500	2,347
U.S. Treasury Inflation-Protected Security
1.250%, 04/15/14	1,848	1,908
U.S. Treasury Notes
4.500%, 02/15/16	2,500	2,856
2.000%, 11/15/21	3,230	3,349
1.875%, 04/30/14	200	205
1.875%, 08/31/17	1,250	1,319
1.375%, 01/15/13	200	201
1.250%, 04/30/19	30,075	30,409
1.125%, 05/31/19	140	140
0.375%, 10/31/12	1,200	1,201
U.S. Treasury STRIPS (C)
1.882%, 05/15/21	600	520
1.517%, 02/15/20	2,000	1,806

Description	Face Amount ($ Thousands)/ Contracts/ Shares	Market Value ($ Thousands)
1.368%, 05/15/20	$600	$538
1.358%, 08/15/20	1,000	890
1.315%, 11/15/19	1,000	910
0.628%, 05/15/16	1,500	1,463

Total U.S. Treasury Obligations (Cost $69,640) ($ Thousands)		70,062

PURCHASED OPTION — 0.0%
U.S. 10 Year Treasury Note, Expires 08/24/12, Strike Price $129.5	10	1

Total Purchased Option (Cost $5) ($ Thousands)		1

CASH EQUIVALENT — 6.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.080%†*	23,382,378	23,382

Total Cash Equivalent (Cost $23,382) ($ Thousands)		23,382

Total Investments — 99.8% (Cost $364,706) ($ Thousands)		$374,221

A list of the open futures contracts held by the Fund at June 30, 2012, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	43	Mar-2013	$4
90-Day Euro$	(43)	Mar-2014	(8)
U.S. 10-Year Treasury Note	(238)	Sep-2012	(161)
U.S. 5-Year Treasury Note	26	Sep-2012	1
U.S. Long Treasury Bond	10	Sep-2012	5

			$(159)

For the year ended June 30, 2012, the total amount of options contracts, as presented in the schedule of investments above, are representative of the volume of activity for this derivative type during the year.

For the year ended June 30, 2012, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The options contracts and futures contracts are both considered to have interest rate risk associated with them.

Percentages are based on a Net Assets of $374,870 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2012.

†	Investment in Affiliated Security (see Note 3).

‡	Real Estate Investment Trust

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2012. The date reported on the Schedule of Investments is the final maturity date.

(C)	The rate reported is the effective yield at time of purchase.

(D)	Security considered illiquid. The total value of such securities as of June 30, 2012 was $3,364 ($ Thousands) and represented 0.9% of Net Assets.

20	New Covenant Funds / Annual Report / June 30, 2012

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only—face amount represents notional amount

LP — Limited Partnership

NY — New York

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2012	21

SCHEDULE OF INVESTMENTS

New Covenant Balanced Growth Fund

June 30, 2012

Description	Shares	Market Value ($ Thousands)

INVESTMENT COMPANIES — 99.0%
New Covenant Growth Fund†	4,871,827	$157,019
New Covenant Income Fund†	4,247,668	98,886

Total Investment Companies (Cost $221,772) ($ Thousands)		255,905

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.080%†*	1,997,063	1,997

Total Cash Equivalent (Cost $1,997) ($ Thousands)		1,997

Total Investments — 99.8% (Cost $223,769) ($ Thousands)		$257,902

Percentages are based on a Net Assets of $258,499 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2012.

†	Investment in Affiliated Security (see Note 3).

Cl — Class

The accompanying notes are an integral part of the financial statements.

22	New Covenant Funds / Annual Report / June 30, 2012

SCHEDULE OF INVESTMENTS

New Covenant Balanced Income Fund

June 30, 2012

Description	Shares	Market Value ($ Thousands)

INVESTMENT COMPANIES — 99.0%
New Covenant Growth Fund†	949,216	$30,593
New Covenant Income Fund†	2,324,713	54,119

Total Investment Companies (Cost $76,517) ($ Thousands)		84,712

CASH EQUIVALENT — 0.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.080%†*	294,823	295

Total Cash Equivalent (Cost $295) ($ Thousands)		295

Total Investments — 99.3% (Cost $76,812) ($ Thousands)		$85,007

Percentages are based on a Net Assets of $85,602 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2012.

†	Investment in Affiliated Security (see Note 3).

Cl — Class

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2012	23

Statements of Assets and Liabilities ($ Thousands)

June 30, 2012

	Growth Fund		Income Fund	Balanced Growth Fund		Balanced Income Fund
ASSETS:
Investments, at value†	$656,499		$350,839	$—		$—
Affiliated investments, at value††	3,652		23,382	257,902		85,007
Cash	—		29,580	—		—
Foreign currency, at value†††	3		—	—		—
Receivable for investment securities sold	3,263		1,469	6,327		2,746
Dividends and interest receivable	852		1,815	136		76
Foreign tax reclaim receivable	177		—	—		—
Initial margin for futures contracts	—		300	—		—
Receivable for fund shares sold	—		8,047	3		—
Receivable for variation margin	—		132	—		—
Prepaid expenses	33		18	14		6
Total Assets	664,479		415,582	264,382		87,835
LIABILITIES:
Payable for fund shares redeemed	9,074		4	4		—
Payable for investment securities purchased	2,462		39,926	5,786		2,194
Investment advisory fees payable	192		42	—		—
Administration fees payable	105		61	30		14
Social witness and licensing fees payable	78		45	—		—
Shareholder servicing fees payable	52		30	—		—
Payable to Custodian	38		—	—		—
Transfer agent fees payable	26		16	15		9
Trustee fees payable	14		9	6		2
Chief Compliance Officer fees payable	1		1	—		—
Income distribution payable	—		481	—		—
Payable for variation margin	—		25	—		—
Accrued expense payable	126		72	42		14
Total Liabilities	12,168		40,712	5,883		2,233
Net Assets	$652,311		$374,870	$258,499		$85,602
† Cost of investments	$599,445		$341,324	$—		$—
†† Cost of affiliated investments	3,652		23,382	223,769		76,812
††† Cost of foreign currency	3		—	—		—
NET ASSETS:
Paid-in capital — (unlimited authorization — no par value)	$616,600		$423,517	$252,669		$81,595
Undistributed net investment income	2,053		529	439		265
Accumulated net realized loss on investments, affiliated investments and foreign currency	(23,406)		(58,532)	(28,742)		(4,453)
Net unrealized appreciation on investments and affiliated investments	57,054		9,515	34,133		8,195
Net unrealized depreciation on futures contracts	—		(159)	—		—
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	10		—	—		—
Net Assets	$652,311		$374,870	$258,499		$85,602
Net Asset Value, Offering and Redemption Price Per Share	$32.23		$23.28	$82.87		$19.25
	($652,311,338/ 20,237,418 shares	)	($374,870,049/ 16,100,192 shares )	($258,498,750/ 3,119,445 shares	)	($85,601,833/ 4,445,935 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	New Covenant Funds / Annual Report / June 30, 2012

Statements of Operations ($ Thousands)

For the year ended June 30, 2012

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend Income	$13,824	$1	$—	$—
Dividend Income from Affiliated Registered Investment Company	—	3	4,377	2,051
Interest Income	—	14,625	—	—
Security Lending Income — Net	37	4	—	—
Less: Foreign Taxes Withheld	(487)	(2)	—	—
	13,374	14,631	4,377	2,051
Expenses:
Investment Advisory Fees	5,241	2,492	—	—
Administration Fees	544	338	190	64
Social Witness and Licensing Fees	368	219	—	—
Shareholder Servicing Fees	245	145	—	—
Chief Compliance Officer Fees	19	13	7	2
Professional Fees	163	110	65	22
Transfer Agent Fees	93	65	78	35
Custodian Fees	76	14	7	3
Printing Fees	73	42	17	5
Trustee Fees	33	21	13	4
Registration Fees	29	31	30	28
Other Expenses	61	43	28	10
Total Expenses	6,945	3,533	435	173
Less:
Waiver of Investment Advisory Fees	(399)	(256)	—	—
Waiver of Administration Fees	—	—	(79)	(13)
Net Expenses	6,546	3,277	356	160
Net Investment Income	6,828	11,354	4,021	1,891
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	74,483	14,764 (1)	—	—
Affiliated Investments	—	—	311	260
Futures Contracts	—	(283)	—	—
Foreign Currency Transactions	(97)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(79,477)	(2,186)	—	—
Affiliated Investments	—	—	915	563
Futures Contracts	—	(159)	—	—
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(44)	—	—	—
Net Increase in Net Assets Resulting from Operations	$1,693	$23,490	$5,247	$2,714

(1)	Includes realized gains of $2,602 ($ Thousands) from an in-kind transfer of securities (see Note 7).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2012	25

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Growth Fund		Income Fund
	2012	2011	2012		2011
Operations:
Net Investment Income	$6,828	$5,501	$11,354		$12,188
Net Realized Gain from Investments, Affiliated Investments and Futures Contracts	74,483	62,204	14,481		3,918
Net Realized Gain (Loss) on Foreign Currency Transactions	(97)	162	—		—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments and Futures Contracts	(79,477)	115,172	(2,345)		861
Net Change in Unrealized Depreciation on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(44)	—	—		—
Net Increase in Net Assets Resulting from Operations	1,693	183,039	23,490		16,967
Dividends and Distributions From:
Net Investment Income	(5,067)	(5,337)	(15,213)		(11,860)
Total Dividends and Distributions	(5,067)	(5,337)	(15,213)		(11,860)
Capital Share Transactions:
Proceeds from Shares Issued	44,541	16,985	43,115		81,373
Reinvestment of Dividends & Distributions	413	427	1,156		796
Cost of Shares Redeemed	(110,902)	(98,404)	(132,814	)(1)	(33,876)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(65,948)	(80,992)	(88,543)		48,293
Net Increase (Decrease) in Net Assets	(69,322)	96,710	(80,266)		53,400
Net Assets:
Beginning of Year	721,633	624,923	455,136		401,736
End of Year	$652,311	$721,633	$374,870		$455,136
Undistributed Net Investment Income Included in Net Assets at Year End	$2,053	$315	$529		$3,226
Capital Share Transactions:
Shares Issued	1,482	580	1,865		3,575
Shares Issued in Lieu of Dividends and Distributions	14	14	50		35
Shares Redeemed	(3,442)	(3,300)	(5,735)		(1,490)
Increase (Decrease) in Net Assets Derived from Share Transactions	(1,946)	(2,706)	(3,820)		2,120

(1)	Includes redemptions as a result of an in-kind transfer of securities (see Note 7).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26	New Covenant Funds / Annual Report / June 30, 2012

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Balanced Growth Fund		Balanced Income Fund
	2012	2011	2012	2011
Operations:
Net Investment Income	$4,021	$3,264	$1,891	$1,498
Net Realized Gain (Loss) from Affiliated Investments	311	(935)	260	342
Net Change in Unrealized Appreciation on Affiliated Investments	915	44,185	563	9,162
Net Increase in Net Assets Resulting from Operations	5,247	46,514	2,714	11,002
Dividends and Distributions From:
Net Investment Income	(3,583)	(3,264)	(1,626)	(1,498)
Return of Capital	—	(2)	—	(11)
Total Dividends and Distributions	(3,583)	(3,266)	(1,626)	(1,509)
Capital Share Transactions:
Proceeds from Shares Issued	14,122	18,651	4,504	5,500
Reinvestment of Dividends & Distributions	2,837	2,591	1,050	985
Cost of Shares Redeemed	(31,438)	(30,680)	(13,171)	(8,884)
Decrease in Net Assets Derived from Capital Share Transactions	(14,479)	(9,438)	(7,617)	(2,399)
Net Increase (Decrease) in Net Assets	(12,815)	33,810	(6,529)	7,094
Net Assets:
Beginning of Year	271,314	237,504	92,131	85,037
End of Year	$258,499	$271,314	$85,602	$92,131
Undistributed Net Investment Income Included in Net Assets at Year End	$439	$145	$265	$29
Capital Share Transactions:
Shares Issued	177	236	238	301
Shares Issued in Lieu of Dividends and Distributions	36	33	57	54
Shares Redeemed	(389)	(392)	(706)	(484)
Decrease in Net Assets Derived from Share Transactions	(176)	(123)	(411)	(129)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2012	27

Financial Highlights

For the years ended June 30,

For a share outstanding throughout each year

	Growth Fund
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Year	$32.53		$25.11	$22.68	$31.95	$38.90
INVESTMENT ACTIVITIES:
Net investment income	0.31	(1)	0.24	0.21	0.29	0.26
Net realized and unrealized gains (losses) on securities and foreign currency transactions	(0.38	)(1)	7.41	2.43	(9.29)	(4.98)
Total from operations	(0.07)		7.65	2.64	(9.00)	(4.72)
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.23)	(0.18)	(0.25)	(0.24)
Net realized capital gains	—		—	—	—	(1.97)
Tax return of capital	—		—	(0.03)	(0.02)	(0.02)
Total dividends and distributions	(0.23)		(0.23)	(0.21)	(0.27)	(2.23)
Net Asset Value, End of Year	$32.23		$32.53	$25.11	$22.68	$31.95
Total Return†	(0.15)%		30.54%	11.54%	(28.16)%	(12.61)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$652,311		$721,633	$624,923	$598,209	$836,086
Ratio of net expenses to average net assets	0.97%		1.08%	1.19%	1.12%	1.10%
Ratio of expenses to average net assets, excluding waivers	1.03%		1.12%	1.29%	1.30%	1.29%
Ratio of net investment income to average net assets	1.01%		0.78%	0.68%	1.15%	0.73%
Portfolio turnover rate	83%		44%	81%	94%	65%

†	Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	New Covenant Funds / Annual Report / June 30, 2012

Financial Highlights

For the years ended June 30,

For a share outstanding throughout each year

	Income Fund
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$22.85	$22.57	$20.93	$23.73	$24.52
INVESTMENT ACTIVITIES:
Net investment income	0.60 (1)	0.62	0.81	1.11	1.16
Net realized and unrealized gains (losses) on securities	0.62 (1)	0.27	1.62	(2.79)	(0.81)
Total from operations	1.22	0.89	2.43	(1.68)	0.35
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.79)	(0.61)	(0.79)	(1.12)	(1.14)
Total dividends and distributions	(0.79)	(0.61)	(0.79)	(1.12)	(1.14)
Net Asset Value, End of Year	$23.28	$22.85	$22.57	$20.93	$23.73
Total Return†	5.45%	4.00%	11.72%	(6.90)%	1.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$374,870	$455,136	$401,736	$373,446	$496,325
Ratio of net expenses to average net assets	0.75%	0.83%	0.87%	0.86%	0.85%
Ratio of expenses to average net assets, excluding waivers	0.81%	0.89%	1.03%	1.02%	1.01%
Ratio of net investment income to average net assets	2.60%	2.76%	3.68%	5.15%	4.70%
Portfolio turnover rate	95%	38%	76%	230%	170%

†	Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2012	29

Financial Highlights

For the years ended June 30,

For a share outstanding throughout each year

	Balanced Growth Fund
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$82.33	$69.47	$63.31	$82.49	$90.86
INVESTMENT ACTIVITIES:
Net investment income	1.25 (1)	0.99	1.11	1.70	1.83
Net realized and unrealized gains (losses) on securities	0.41 (1)	12.86	6.16	(18.25)	(8.37)
Total from operations	1.66	13.85	7.27	(16.55)	(6.54)
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(1.12)	(0.99)	(1.06)	(1.69)	(1.83)
Net realized capital gains	—	—	—	(0.93)	—
Tax return of capital	—	— (2)	(0.05)	(0.01)	—
Total dividends and distributions	(1.12)	(0.99)	(1.11)	(2.63)	(1.83)
Net Asset Value, End of Year	$82.87	$82.33	$69.47	$63.31	$82.49
Total Return†	2.07%	19.99%	11.43%	(19.96)%	(7.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$258,499	$271,314	$237,504	$221,070	$305,294
Ratio of net expenses to average net assets	0.14%	0.18%	0.23%	0.13%	0.15%
Ratio of expenses to average net assets, excluding waivers	0.17%	0.26%	0.40%	0.37%	0.39%
Ratio of net investment income to average net assets	1.55%	1.25%	1.56%	2.56%	2.07%
Portfolio turnover rate	9%	8%	7%	7%	17%

†	Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Less than $0.005.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	New Covenant Funds / Annual Report / June 30, 2012

Financial Highlights

For the years ended June 30,

For a share outstanding throughout each year

	Balanced Income Fund
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$18.97	$17.06	$15.66	$19.01	$20.40
INVESTMENT ACTIVITIES:
Net investment income	0.41 (1)	0.31	0.38	0.56	0.60
Net realized and unrealized gains (losses) on securities	0.22 (1)	1.91	1.39	(3.35)	(1.39)
Total from operations	0.63	2.22	1.77	(2.79)	(0.79)
DIVIDENDS AND DISTRIBUTIONS:
Net investment income	(0.35)	(0.31)	(0.36)	(0.55)	(0.60)
Tax return of capital	—	— (2)	(0.01)	(0.01)	—
Total dividends and distributions	(0.35)	(0.31)	(0.37)	(0.56)	(0.60)
Net Asset Value, End of Year	$19.25	$18.97	$17.06	$15.66	$19.01
Total Return†	3.42%	13.07%	11.31%	(14.60)%	(3.95)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$85,602	$92,131	$85,037	$78,665	$102,657
Ratio of net expenses to average net assets	0.18%	0.22%	0.24%	0.16%	0.20%
Ratio of expenses to average net assets, excluding waivers	0.20%	0.30%	0.40%	0.40%	0.44%
Ratio of net investment income to average net assets	2.18%	1.65%	2.17%	3.47%	2.97%
Portfolio turnover rate	9%	8%	7%	10%	10%

†	Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Less than $0.005.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2012	31

Notes to Financial Statements

June 30, 2012

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware statutory trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly-owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation

Income Fund	High level of current income with preservation of capital

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks

Balanced Income Fund	Current income and long-term growth of capital

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a

32	New Covenant Funds / Annual Report / June 30, 2012

Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2012, there have been no significant changes to the Trust’s fair valuation methodologies.

The following is a list of the inputs used as of June 30, 2012, in valuing each Fund’s investments and other financial instruments carried at value ($ Thousands):

Growth Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$539,632	$98,532	$—	$638,164
Exchange Traded Funds	6,671	—	—	6,671
Preferred Stock	1,581	—	—	1,581
Time Deposits	10,083	—	—	10,083
Cash Equivalent	3,652	—	—	3,652
Total Investments in Securities	$561,619	$98,532	$—	$660,151

For the year ended June 30, 2012, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when the foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

New Covenant Funds / Annual Report / June 30, 2012	33

Notes to Financial Statements (Continued)

June 30, 2012

Income Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$186,269	$—	$186,269
Corporate Obligations	—	72,005	—	72,005
Asset-Backed Securities	—	9,260	—	9,260
Foreign Bonds	—	7,313	—	7,313
U.S. Government Agency Obligations	—	5,186	—	5,186
Municipal Bonds	—	406	—	406
Sovereign Debt	—	337	—	337
U.S. Treasury Obligations	—	70,062	—	70,062
Purchased Option	1	—	—	1
Cash Equivalent	23,382	—	—	23,382
Total Investments in Securities	$23,383	$350,838	$—	$374,221

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(159)	$—	$—	$(159)
Total Other Financial Instruments	$(159)	$—	$—	$(159)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

As of June 30, 2012, all of the Balanced Growth and Balanced Income Funds’ investments are Level 1.

There were no transfers between Levels for the Income Fund, Balanced Growth Fund and Balanced Income Fund.

Transfers between Levels are recognized at the end of the reporting period.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

34	New Covenant Funds / Annual Report / June 30, 2012

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2012, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Refer to each Fund’s Schedule of Investments for details regarding open option contracts as of June 30, 2012, if applicable.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

New Covenant Funds / Annual Report / June 30, 2012	35

Notes to Financial Statements (Continued)

June 30, 2012

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — Effective February 22, 2012, the Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. Under the terms of the Administration Agreement, the Administrator is entitled to a fee of 0.20% of each Fund’s average daily net assets. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, the voluntary expense limitations are 0.14% and 0.20% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated at any time.

Prior to February 22, 2012, the Trust had entered into servicing agreements with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the servicing agreements, USBFS provided administrative and fund accounting services to the Funds. Under the Fund Accounting Agreement, USBFS was entitled to a fee computed at an annual rate of 0.02% of the Trust’s average daily net assets for the first $500,000,000, 0.01% for $500,000,001 to $1,000,000,000, and 0.0075% over $1,000,000,000. Under the Administration Agreement, USBFS was entitled to a fee computed at an annual rate of 0.03% of the Trust’s average daily net assets for the first $500,000,000, 0.02% for $500,000,001 to $1,000,000,000, and 0.01% over $1,000,000,000.

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — Effective February 22, 2012, the Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with the Adviser. Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.62% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. The voluntary expense limitations are 0.92% and 0.70% for the Growth Fund and Income Fund, respectively. These voluntary waivers may be terminated by the Adviser at any time.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub-adviser is responsible for making investment decisions.

The following are the sub-advisers for the Growth Fund: Baillie Gifford Overseas Limited, Parametric Portfolio Associates, Sustainable Growth Advisers, LP, Tocqueville Asset Management L.P., Waddell & Reed Investment Management Company, and WestEnd Advisors LLC.

The following are the sub-advisers for the Income Fund: J.P. Morgan Investment Management Inc., Western Asset Management Company and Western Asset Management Company Limited.

Prior to February 22, 2012, One Compass Advisors, a wholly-owned subsidiary of the Presbyterian Church (U.S.A.) Foundation was the adviser to the Funds. One Compass Advisors was paid a monthly fee at the annual rate of 0.87% of the Growth Fund’s average daily net assets and a monthly fee at the annual rate of 0.65% of the Income Fund’s average daily net assets.

Shareholder Service Plan and Agreement — Effective March 15, 2012, the Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Fund are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — Effective March 23, 2012, the Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI”). The Funds do not compensate the Distributor in its capacity as principal distributor.

36	New Covenant Funds / Annual Report / June 30, 2012

Prior to March 23, 2012, the Trust issued shares of the Funds pursuant to a distribution agreement with Quasar Distributors, LLC, an affiliate of USBFS. The Funds did not compensate Quasar Distributors, LLC in its capacity as principal distributor.

Social Witness Services and License Agreement — Effective February 22, 2012, the Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor, review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or affiliated trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. Effective February 20, 2012, the Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Prior to February 20, 2012, no officer, trustee or employee of the Trust, USBFS, or any affiliate thereof, except the CCO, received any compensation from the Funds for serving as a Trustee or officer of the Trust. The Funds, however, reimbursed expenses incurred by the Trustees and officers of the Trust associated with attending board and committee meetings.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2012, were as follows:

Fund	Purchases (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Sales (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Purchases of U.S. Government Securities ($ Thousands)	Sales of U.S. Government Securities ($ Thousands)
Growth Fund	$551,668	$604,108	$—	$—
Income Fund	87,165	214,621	303,102	245,923
Balanced Growth Fund	23,505	36,888	—	—
Balanced Income Fund	7,426	14,378	—	—

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

New Covenant Funds / Annual Report / June 30, 2012	37

Notes to Financial Statements (Continued)

June 30, 2012

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, basis adjustments for investments in partnerships, gains and losses on passive foreign investment companies, certain foreign currency related transactions, the expiration of capital loss carryforwards and non taxable in-kind redemptions, have been reclassified to/ (from) the following accounts as of June 30, 2012:

	Accumulated Net Realized Gain (Loss) ($ Thousands)	Undistributed Net Investment Income (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
Growth Fund	$23	$(23)	$—
Income Fund	(3,766)	1,164	2,602
Balanced Growth Fund	145	(145)	—
Balanced Income Fund	718	(29)	(689)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gain ($ Thousands)	Total Taxable Deductions ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Growth Fund	2012	$5,067	$—	$5,067	$—	$5,067
	2011	5,337	—	5,337	—	5,337
Income Fund	2012	15,213	—	15,213	—	15,213
	2011	11,860	—	11,860	—	11,860
Balanced Growth Fund	2012	3,583	—	3,583	—	3,583
	2011	3,264	—	3,264	2	3,266
Balanced Income Fund	2012	1,626	—	1,626	—	1,626
	2011	1,498	—	1,498	11	1,509

As of June 30, 2012, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Post-October Losses ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Growth Fund	$2,053	$—	$(19,929)	$53,587	$—	$35,711
Income Fund	1,066	—	(58,250)	9,515	(978)	(48,647)
Balanced Growth Fund	439	(363)	(18,100)	23,854	—	5,830
Balanced Income Fund	265	—	(3,089)	6,831	—	4,007

Post-October losses represent losses realized on investment transactions from November 1, 2011 through June 30, 2012 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2013 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2019 ($ Thousands)	Total Capital Loss Carryforwards June 30, 2012
Growth Fund	$—	$—	$(19,929)	$—	$(19,929)
Income Fund	—	(1,579)	(56,671)	—	(58,250)
Balanced Growth Fund	—	(764)	(8,630)	(3,098)	(12,492)
Balanced Income Fund	(792)	(335)	(1,962)	—	(3,089)

38	New Covenant Funds / Annual Report / June 30, 2012

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Balanced Growth Fund	$—	$(5,608)	$(5,608)

* This table should be used in conjunction with the capital loss carryforwards table.

During the fiscal year ended June 30, 2012, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount Utilized ($ Thousands)
Growth Fund	$69,001
Income Fund	9,791
Balanced Income Fund	272

For Federal income tax purposes, the cost of securities owned at June 30, 2012, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments, excluding unrealized appreciation (depreciation) on futures contracts, held by the Funds at June 30, 2012, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Growth Fund	$606,574	$83,219	$(29,642)	$53,577
Income Fund	364,710	9,919	(408)	9,511
Balanced Growth Fund	234,048	35,902	(12,048)	23,854
Balanced Income Fund	78,176	9,939	(3,108)	6,831

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Growth Fund concentrates its investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities;” however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

New Covenant Funds / Annual Report / June 30, 2012	39

Notes to Financial Statements (Concluded)

June 30, 2012

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Growth Fund and Balanced Income Fund (the “Balanced Funds”) invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. Total fees and expenses to be borne by investors in either Balanced Fund will depend on the portion of the Funds’ assets invested in the Growth Fund and in the Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

As of June 30, 2012, the Presbyterian Church (U.S.A.) Foundation, an affiliate of the Funds, owned 57.94% and 42.47% of the outstanding shares of the Growth and Income Funds, respectively.

7. IN-KIND TRANSFER OF SECURITIES

During the year ended June 30, 2012, the Income Fund redeemed shares of beneficial interest in the form of securities and cash totaling $80,000 ($ Thousands). These assets were transferred at their current value on the date of such transactions.

Date of Transfer	Shares Redeemed (Thousands)	Value of Investment Securities ($ Thousands)	Gains ($ Thousands)	Cash ($ Thousands)
04/18/12	3,450	$75,544	$2,602	$4,456

8. SECURITIES LENDING

The Growth Fund and the Income Fund may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”). Security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral valued at least equal to 102% of the market value of the securities loaned. Cash collateral received is invested by JPMorgan pursuant to the terms of the Lending Agreement. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received cannot be sold or repledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between JPMorgan and the Funds in accordance with the Lending Agreement. As of June 30, 2012, the Growth Fund and Income Fund did not participate in securities lending.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Trustees selected a new independent auditor for the Trust in connection with various changes that were then being considered for the Trust. On March 27, 2012, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, KPMG, LLP as the independent registered public accounting firm of the Trust for the fiscal year ending June 30, 2012. Prior to the Trust’s fiscal year ended June 30, 2012, the Trust’s financial statements were audited by a different independent registered public accounting firm, Ernst & Young LLP (the “Prior Auditor”).

The Audit Committee approved and the Board of Trustees ratified and approved the resignation of the Prior Auditor as the independent registered public accounting firm of the Trust on and effective as of March 27, 2012. During the Trust’s two most recent fiscal years ended through March 27, 2012, there were no: (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement

40	New Covenant Funds / Annual Report / June 30, 2012

disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The Prior Auditor’s report on the financial statements of the Trust as of and for the two most recent fiscal periods ended June 30, 2011, did not contain an adverse or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

10. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the FASB issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2012.

New Covenant Funds / Annual Report / June 30, 2012	41

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42	New Covenant Funds / Annual Report / June 30, 2012

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS NEW COVENANT FUNDS:

We have audited the accompanying statements of assets and liabilities of the New Covenant Funds, comprising the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund (collectively, the “Funds”), as of June 30, 2012, including the schedules of investments, and the related statements of operations and the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended June 30, 2011, and the financial highlights for each of the years in the four-year period ended June 30, 2011, were audited by other auditors. Those auditors expressed an unqualified opinion on the statements of changes in net assets and the financial highlights in their report dated August 29, 2011.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with custodians, brokers and the transfer agent or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the New Covenant Funds, as of June 30, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 19, 2012

New Covenant Funds / Annual Report / June 30, 2012	43

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2012.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Chairman of the Board of Trustees and President*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
Timothy P. Clark 200 East Twelfth Street, Suite C Jeffersonville, Indiana 47130 56 yrs. old	Trustee**	since 2011	Chief Operating Officer, New Covenant Trust Company (2010 to present); Chief Operating Officer, Tri-Star Trust Bank (2000 to 2010); Vice President and Senior Trust Officer, Bank of Alma (1991 to 2000); Citizens Banking Corporation (1978 to 1991)	4	None

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

**	Mr. Clark is a Trustee who may be deemed as “interested” person of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with New Covenant Trust Company, a subsidiary of the Presbyterian Church (U.S.A.) Foundation.

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

44	New Covenant Funds / Annual Report / June 30, 2012

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997- December 2011.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	90	Director, Sunoco, Inc.; Director, Excelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	90	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	90	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	Since 2007	Private Investor since 1994.	90	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	90	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006)	N/A	N/A

New Covenant Funds / Annual Report / June 30, 2012	45

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (Continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President	since 2004	Director of Portfolio Implementation for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive Oaks, PA 19456 32 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2009	Compliance Officer of SEI Investments Company since June 2003.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

46	New Covenant Funds / Annual Report / June 30, 2012

Disclosure of Fund Expenses (Unaudited)

June 30, 2012

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$1,084.50	0.95%	$4.92
Hypothetical 5% Return	$1,000.00	$1,020.14	0.95%	$4.77
Income Fund
Actual Fund Return	$1,000.00	$1,024.30	0.74%	$3.72
Hypothetical 5% Return	$1,000.00	$1,021.18	0.74%	$3.72
Balanced Growth Fund
Actual Fund Return	$1,000.00	$1,060.30	0.13%	$0.67
Hypothetical 5% Return	$1,000.00	$1,024.22	0.13%	$0.65
Balanced Income Fund
Actual Fund Return	$1,000.00	$1,047.30	0.17%	$0.87
Hypothetical 5% Return	$1,000.00	$1,024.02	0.17%	$0.86

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

New Covenant Funds / Annual Report / June 30, 2012	47

Board of Trustees Considerations in Approving the Advisory Agreement (Unaudited)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory or Sub-Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Advisory or Sub-Advisory Agreement.

At the November 19, 2011 Board meeting at which the Advisory Agreement was considered, representatives from SIMC made a presentation to the Board, provided supplemental materials and responded to questions from the Board regarding the history, reputation, qualification and background of SIMC, and its parent company, SEI Investments Company. In their presentation, the SIMC representatives reviewed their experience and their investment process, particularly their capabilities with respect to serving as a “manager-of-managers” pursuant to authority from the SEC, which allows SIMC to retain unaffiliated sub-advisers to mutual funds it advises without the necessity of obtaining shareholder approval of the sub-advisory agreements. The Board also had the opportunity to ask questions of the Lead Independent Trustee of the funds in the SEI Funds Complex, who joined for a portion of the meeting by conference call. The SIMC representatives informed the Board that SIMC had the ability to continue to manage and advise the Funds in a manner consistent with the social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.), and stated that, as requested by the Board, SIMC would manage the Funds accordingly were it to be approved as the investment adviser to the Funds. The Board noted that having Mr. Timothy Clark, the Trust’s then-current President, continue to serve on the Trust’s Board would provide continuity that would benefit the Funds’ shareholders. The Board discussed the presentation and the materials provided, and the Independent Trustees again met separately with their independent legal counsel to discuss the information provided. Based on their consideration of all the information received, the Board unanimously approved the Advisory Agreement and determined to recommend it to shareholders of the Funds for their approval.

To reach its determinations as to the approval of the Advisory Agreement, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Advisory Agreement, the Board considered a report that was responsive to the request for information from independent legal counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by SIMC to the Funds and the experience of personnel responsible for these services; the proposed advisory fee for the Growth Fund and the Income Fund; the potential for economies of scale, if any; financial data on SIMC and anticipated profitability of the Advisory Agreement to SIMC; and fall-out benefits to SIMC, including anticipated contractual arrangements to be approved by the proposed Board in which affiliates of SIMC would provide fund accounting and

48	New Covenant Funds / Annual Report / June 30, 2012

administrative services to the Trust, and would serve as its distributor. The Board applied its business judgment to determine whether the proposed arrangements between the Trust and SIMC are reasonable business arrangements from the Funds’ perspective as well as from the perspective of shareholders.

In reviewing the Advisory Agreement, the Board considered the nature, quality and extent of services to be provided by SIMC under the Advisory Agreement. The Board considered SIMC’s experience in managing mutual fund assets in a manager-of-managers format, and its capabilities with respect to manager selection and oversight. The Board considered SIMC’s risk management and monitoring process for sub-advisers. The Board also reviewed performance information provided by SIMC for its multi-manager funds having similar investment objectives as the Growth Fund and the Income Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Funds by SIMC under the Advisory Agreement are expected to be satisfactory and that, while the sub-advisers that would be retained pursuant to authority granted in the Advisory Agreement had not been determined, SIMC had a process in place to ensure that the sub-advisers would be identified, subject to approval by the proposed new Board.

The Board considered the advisory fees to be paid under the Advisory Agreement. The Board noted that the advisory fees under the Advisory Agreement would be lower than the fees paid by the Growth Fund and the Income Fund under the previous advisory agreement with One Compass Advisors (and that the Balanced Funds would continue to pay no advisory fee). The Board considered that the advisory fees were negotiated at arm’s length with an unaffiliated third party. The Board also considered SIMC’s voluntary agreement to cap the Funds’ expenses for at least two years as long as Fund balances remain stable at approximately $1.054 billion (apart from any market volatility), and also noted that it was anticipated that the Funds would pay shareholding services fees of .25% per annum to the Presbyterian Church (U.S.A.) Foundation for shareholder administrative services that it provides to Fund shareholders. On the basis of all the information provided, the Board concluded that the advisory fees to be paid under the Advisory Agreement were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by SIMC under the Advisory Agreement.

The Board considered SIMC’s statement regarding its expected costs in providing services to the Funds and the expected profitability of the Advisory Agreement to SIMC. The Board noted that the fee structure reflects an appropriate level of sharing of any economies of scale at current asset levels, and that by having the Trust become part of the SEI Funds Complex, shareholders would be expected to benefit from economies of scale. The Board then considered potential fall-out benefits from SIMC’s relationship with the Funds, including the expectation that, if elected, the new Board would approve contracts with affiliates of SIMC to provide fund accounting, transfer agency, distribution and administration services to the Funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Advisory Agreement is in the best interests of each respective Fund and its shareholders. In making their determination, no single factor was determinative in the Board’s analysis: rather, the Trustees took note of a combination of factors that influenced their decision-making process with respect to their decision to approve the Advisory Agreement and submit it to shareholders for approval.

At a meeting held on February 15, 2012, the shareholders of the Funds approved the Advisory Agreement and elected a new Board of Trustees of the Trust.

At the March 27-28, 2012 meetings of the new Board, the Trustees, including a majority of the Independent Trustees, approved the Sub-Advisory Agreements and approved the selection of the Sub-Advisers. In preparation for these meetings, the Board requested and reviewed a wide variety of materials provided by the Sub-Advisers, including information about the Sub-Advisers’ affiliates, personnel and operations. The Board also received extensive data from third parties. This information was provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also received a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Sub-Advisory Agreements. Finally, the Independent Trustees received advice from independent

New Covenant Funds / Annual Report / June 30, 2012	49

Board of Trustees Considerations in Approving the Advisory Agreement (Unaudited) (Concluded)

counsel to the Independent Trustees, met in executive sessions outside the presence of Fund management and participated in question and answer sessions with representatives of the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from the Sub-Advisers regarding: (i) the quality of the Sub-Advisers’ investment management and other services; (ii) the Sub-Advisers’ investment management personnel; (iii) the Sub-Advisers’ operations and financial condition; (iv) the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of the Sub-Advisers’ profitability from their Fund-related operations; (viii) the Sub-Advisers’ compliance systems; (ix) the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance compared with similar mutual funds.

The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•	the nature, extent and quality of the services provided to the Funds under the Sub-Advisory Agreements, including the resources of the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Sub-Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•	the profitability of the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to the Sub-Advisers and their affiliates; and

•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Sub-Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the Sub-Advisers to the Funds and the resources of the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the Sub-Advisers’ personnel, experience, track record and compliance program. The Trustees found the level of the Sub-Advisers’ professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by the Sub-Advisers to the Funds and the resources of the Sub-Advisers and their affiliates dedicated to the Funds supported approval of the Sub-Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to approve the Sub-Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported approval of the Sub-Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Sub-Advisory Agreements, the Trustees considered the rate of compensation called for by the Sub-Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either

50	New Covenant Funds / Annual Report / June 30, 2012

showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported approval of the Sub-Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Sub-Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the Sub-Advisers and their affiliates. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to each Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of the Sub-Advisers is reasonable and supported approval of the Sub-Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Sub-Advisory Agreements and concluded that the compensation under the Sub-Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

New Covenant Funds / Annual Report / June 30, 2012	51

Notice to Shareholders (Unaudited)

For shareholders who do not have a June 30, 2012 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2012 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2012, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
New Covenant Growth Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
New Covenant Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	5.86%	99.55%	0.00%
New Covenant Balanced Growth Fund	0.00%	100.00%	100.00%	20.66%	20.66%	3.92%	64.54%	0.00%
New Covenant Balanced Income Fund	0.00%	100.00%	100.00%	13.01%	13.01%	5.99%	94.93%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

52	New Covenant Funds / Annual Report / June 30, 2012

Shareholder Voting Results (Unaudited)

At a special meeting held on February 15, 2012, shareholders of the New Covenant Funds voted for the election of Trustees/Directors of the New Covenant Funds. The results of the vote are provided below:

New Covenant Growth Fund

	Votes in Favor	Votes Withheld	% of Shares Voted in Favor	% of Votes Withheld	% of Outstanding Shares Voting in Favor	% of Outstanding Shares Voting Withheld
Timothy P. Clark	20,662,906.123	8,377.125	99.960%	0.040%	93.310%	0.037%
William M. Doran	20,662,906.123	8,377.125	99.960%	0.040%	93.310%	0.037%
Rosemarie B. Greco	20,662,906.123	8,377.125	99.960%	0.040%	93.310%	0.037%
Hubert L. Harris, Jr.	20,662,906.123	8,377.125	99.960%	0.040%	93.310%	0.037%
Mitchell A. Johnson	20,662,906.123	8,377.125	99.960%	0.040%	93.310%	0.037%
Nina Lesavoy	20,662,906.123	8,377.125	99.960%	0.040%	93.310%	0.037%
Robert A. Nesher	20,662,906.123	8,377.125	99.960%	0.040%	93.310%	0.037%
George J. Sullivan, Jr.	20,662,906.123	8,377.125	99.960%	0.040%	93.310%	0.037%
James M. Williams	20,662,906.123	8,377.125	99.960%	0.040%	93.310%	0.037%

New Covenant Income Fund
	Votes in Favor	Votes Withheld	% of Shares Voted in Favor	% of Votes Withheld	% of Outstanding Shares Voting in Favor	% of Outstanding Shares Voting Withheld
Timothy P. Clark	18,093,084.289	27,514.514	99.849%	0.151%	92.129%	0.140%
William M. Doran	18,093,084.289	27,514.514	99.849%	0.151%	92.129%	0.140%
Rosemarie B. Greco	18,093,084.289	27,514.514	99.849%	0.151%	92.129%	0.140%
Hubert L. Harris, Jr.	18,093,084.289	27,514.514	99.849%	0.151%	92.129%	0.140%
Mitchell A. Johnson	18,093,084.289	27,514.514	99.849%	0.151%	92.129%	0.140%
Nina Lesavoy	18,093,084.289	27,514.514	99.849%	0.151%	92.129%	0.140%
Robert A. Nesher	18,093,084.289	27,514.514	99.849%	0.151%	92.129%	0.140%
George J. Sullivan, Jr.	18,093,084.289	27,514.514	99.849%	0.151%	92.129%	0.140%
James M. Williams	18,093,084.289	27,514.514	99.849%	0.151%	92.129%	0.140%

New Covenant Balanced Growth Fund
	Votes in Favor	Votes Withheld	% of Shares Voted in Favor	% of Votes Withheld	% of Outstanding Shares Voting in Favor	% of Outstanding Shares Voting Withheld
Timothy P. Clark	1,718,364.688	40,840.444	97.679%	2.321%	53.255%	1.265%
William M. Doran	1,718,364.688	40,840.444	97.679%	2.321%	53.255%	1.265%
Rosemarie B. Greco	1,718,227.303	40,977.829	97.671%	2.329%	53.251%	1.269%
Hubert L. Harris, Jr.	1,718,364.688	40,840.444	97.679%	2.321%	53.255%	1.265%
Mitchell A. Johnson	1,718,364.688	40,840.444	97.679%	2.321%	53.255%	1.265%
Nina Lesavoy	1,718,364.688	40,840.444	97.679%	2.321%	53.255%	1.265%
Robert A. Nesher	1,718,540.872	40,664.260	97.689%	2.311%	53.260%	1.260%
George J. Sullivan, Jr.	1,718,364.688	40,840.444	97.679%	2.321%	53.255%	1.265%
James M. Williams	1,718,364.688	40,840.444	97.679%	2.321%	53.255%	1.265%

New Covenant Balanced Income Fund
	Votes in Favor	Votes Withheld	% of Shares Voted in Favor	% of Votes Withheld	% of Outstanding Shares Voting in Favor	% of Outstanding Shares Voting Withheld
Timothy P. Clark	2,592,503.859	43,545.268	98.349%	1.651%	56.407%	0.947%
William M. Doran	2,592,503.859	43,545.268	98.349%	1.651%	56.407%	0.947%
Rosemarie B. Greco	2,594,175.481	41,873.646	98.412%	1.588%	56.443%	0.911%
Hubert L. Harris, Jr.	2,592,503.859	43,545.268	98.349%	1.651%	56.407%	0.947%
Mitchell A. Johnson	2,592,503.859	43,545.268	98.349%	1.651%	56.407%	0.947%
Nina Lesavoy	2,594,175.481	41,873.646	98.412%	1.588%	56.443%	0.911%
Robert A. Nesher	2,596,058.863	39,990.264	98.483%	1.517%	56.484%	0.870%
George J. Sullivan, Jr.	2,592,503.859	43,545.268	98.349%	1.651%	56.407%	0.947%
James M. Williams	2,592,503.859	43,545.268	98.349%	1.651%	56.407%	0.947%

New Covenant Funds / Annual Report / June 30, 2012	53

Shareholder Voting Results (Unaudited) (Concluded)

At a special meeting held on February 15, 2012, shareholders of the New Covenant Funds voted to approve an Investment Advisory Agreement between New Covenant Funds, on behalf of each Fund, and SEI Investments Management Corporation.

New Covenant Growth Fund

	Number of Shares Voted	% of Shares Voted	% of Outstanding Shares
Affirmative	20,621,466.165	99.760%	93.122%
Against	11,044.957	0.053%	0.050%
Abstain	3,184.555	0.015%	0.014%
Broker Non-Vote	35,587.571	0.172%	0.161%
TOTAL	20,671,283.248	100.000%	93.347%

New Covenant Income Fund
	Number of Shares Voted	% of Shares Voted	% of Outstanding Shares
Affirmative	18,102,697.994	99.902%	92.178%
Against	6,315.921	0.035%	0.032%
Abstain	9,650.888	0.053%	0.049%
Broker Non-Vote	1,934.000	0.010%	0.010%
TOTAL	18,120,598.803	100.000%	92.269%

New Covenant Balanced Growth Fund
	Number of Shares Voted	% of Shares Voted	% of Outstanding Shares
Affirmative	1,706,556.234	97.008%	52.889%
Against	39,413.301	2.241%	1.221%
Abstain	4,618.241	0.262%	0.143%
Broker Non-Vote	8,617.356	0.489%	0.267%
TOTAL	1,759,205.132	100.000%	54.520%

New Covenant Balanced Income Fund
	Number of Shares Voted	% of Shares Voted	% of Outstanding Shares
Affirmative	2,596,913.116	98.516%	56.503%
Against	21,729.255	0.825%	0.473%
Abstain	16,065.580	0.609%	0.349%
Broker Non-Vote	1,341.176	0.050%	0.029%
TOTAL	2,636,049.127	100.000%	57.354%

54	New Covenant Funds / Annual Report / June 30, 2012

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2012

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Timothy P. Clark

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

John J. McCue

Vice President

Keri E. Rohn

Anti-Money Laundering Compliance Officer Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1-877-835-4531

SEI Investments Distribution Co.

Oaks, PA 19456 1-877-835-4531

NCF-F-001 (6/12)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) and Ernst & Young LLP (“E&Y”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2012 and E&Y billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2011 as follows:

		Fiscal 2012*				Fiscal 2011†
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved		All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	N/A		$0	$87,700	N/A	$0
(b)	Audit-Related Fees	$0	$20,000	(3)	$0	$0	$0	$0
(c)	Tax Fees (Tax return review services)	$0	$5,000		$0	$22,140	$0	$0
(d)	All Other Fees(2)	$0	$236,000		$0	$0	$0	$0

*	KPMG
†	E&Y

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by KPMG and E&Y applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2012*	Fiscal 2011†
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

*	KPMG
†	E&Y

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal year 2012 were $236,000. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(g)(2) The aggregate non-audit fees and services billed by E&Y for the fiscal year 2011 were $0.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 19, 2012

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: September 19, 2012